UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5364



                           American High-Income Trust
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN HIGH-INCOME TRUST

Special report: How bond traders add long-term value to your portfolio

[photo of a hand resting on a computer mouse]

Annual report for the year ended September 30, 2004

AMERICAN HIGH-INCOME TRUST(SM) seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

TABLE OF CONTENTS

Letter to shareholders                                                                          1
Results at a glance                                                                             1
Chart: The value of a long-term perspective                                                     3
Feature: How bond traders add long-term value to your portfolio                                 4
Investment portfolio                                                                            8
Financial statements                                                                           13
Board of Trustees and officers                                                                 28
The American Funds family                                                              back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004:

Class A shares                                                      1 year           5 years          10 years

Reflecting 3.75% maximum sales charge                                +6.45%           +6.46%            +7.87%

The fund's 30-day yield for Class A shares as of October 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 5.97%, which reflects a fee waiver (5.95% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 6.80%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 25. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States involves additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund's prospectus.

[Begin Pull Quote]
[photo of a hand resting on a computer mouse]
We capitalized on the improving economy by increasing our exposure to industries that directly benefit during periods of economic growth, including industrials and real estate.
[End Pull Quote]

FELLOW SHAREHOLDERS:

A favorable environment of economic growth, low interest rates and moderate inflation helped to make fiscal 2004 a rewarding year for investors in American High-Income Trust.

Shareholders who reinvested monthly dividends totaling 84.4 cents a share earned a total return of 10.6% for the 12 months ended September 30, 2004, including an income return of 7.3%. Those results compare with an 11.6% gain for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and a 13.3% return for the Credit Suisse First Boston High Yield Bond Index, which attempts to mirror the high-yield debt markets. The Citigroup Broad Investment-Grade
(BIG) Bond Index, which measures high-quality bond markets including Treasuries, posted a 3.8% return. The latter two indexes are unmanaged and include no expenses.

Shareholders who elected to take their dividends in cash saw the value of their holdings increase 3.2% while earning an income return of 7.1%.

PUTTING THE YEAR IN PERSPECTIVE

The past two years have been particularly strong for the high-yield bond market. Many issuers of high-yield bonds were able to boost profits and improve their balance sheets through debt reduction. As a result, credit fundamentals improved and default rates continued to decline. As the market rallied, more investors came into the market, bidding the prices of high-yield securities up further.

We capitalized on the improving economy by increasing our exposure to industries that directly benefit during periods of economic growth, including industrials and real estate.

[Begin Sidebar]
RESULTS AT A GLANCE

Average annual total returns for periods ended September 30, 2004, with all distributions reinvested. The market indexes are unmanaged.

Returns                                                    1 year            5 years         10 years

American High-Income Trust                                 +10.6%             +7.3%            +8.3%
Credit Suisse First Boston
     High Yield Bond Index                                 +13.3              +7.7             +8.1
Citigroup Broad Investment-
     Grade (BIG) Bond Index                                 +3.8              +7.5             +7.7
Lipper High Current Yield
     Bond Funds Index                                      +11.6              +3.6             +6.1

For the 10 years ended September 30, 2004, American High-Income Trust ranked 5th in total return among the 86 high current yield funds in existence throughout the period, according to Lipper. For the five years ended September 30, 2004, it ranked 31st of 276, and for the 12 months ended September 30, 2004, the fund ranked 276th of 420. Lipper rankings do not reflect the effect of sales charges. [End Sidebar]

 [Begin Pull Quote]
American High-Income Trust concentrates its efforts on in-depth global research to buy the bonds of the right companies at the right price. This approach has helped the fund to produce solid returns for shareholders over the long term. [End Pull Quote]

That recovery continued into the first few months of the 2004 fiscal year. By the latter part of the period, the high-yield bond market began to slow and even forfeit some of its earlier gains, in part due to inflationary concerns and anticipation of interest rate increases. In June, the Federal Reserve raised the federal funds rate by one-quarter of a percentage point, marking the Fed's first rate hike in four years. That was followed by two more quarter-percentage point increases in August and September and a third in November, after the close of the fiscal period.

Although high-yield bonds are negatively affected by a rise in rates, they can also benefit when higher rates are accompanied by strong economic growth or greater pricing power, which allows issuers to improve their credit standing. During this particular cycle, however, spreads on corporate bonds tightened even before the first rate increase in June. (Spreads reflect the yield differences between U.S. Treasury securities, which carry no credit risk, and all other types of bonds.) That allowed the fund to benefit earlier in the cycle, but eliminates some cushion going forward.

Whenever bonds become more fully valued, the need for caution increases. With an improving economy and historically low interest rates, an increasing number of companies may be borrowing money to make acquisitions or expand their operations. While these steps can help the long-term potential for a business, in the short run they require companies to add to their debt loads. Our intensive research process helps us to invest in companies that are moving in the right direction from a credit standpoint.

POSITIONING THE PORTFOLIO FOR THE LONG TERM

Although the current environment remains positive for high-yield bonds and should remain stable in the near future, we know that markets fluctuate. American High-Income Trust concentrates its efforts on in-depth global research to buy the bonds of the right companies at the right price. This approach has helped the fund to produce solid returns for shareholders over the long term. For the past 10-year period ended September 30, 2004, the fund's shareholders earned an average annual total return of 8.3%, with dividends reinvested. That compares with a 6.1% average annual total return for the Lipper High Current Yield Bond Funds Index and an 8.1% return for the Credit Suisse First Boston High Yield Bond Index for that same time period.

Going forward, we will continue to seek investments that offer the best combination of risk and reward. We appreciate your continued support.

Cordially,

/s/ Paul G. Haaga, Jr.              /s/ David C. Barclay

Paul G. Haaga, Jr.                  David C. Barclay
Chairman of the Board               President

November 15, 2004

For current information about the fund, visit americanfunds.com.


THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2004, the end of its latest fiscal year. As you can see, that $10,000 grew to $42,235 with all distributions reinvested.

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

[begin mountain chart]
Year ended September 30

                                  Credit Suisse       Lipper High
                                  First Boston        Current Yield      Citigroup Broad          Consumer
Year       American High-         High Yield          Bond Funds         Investment-Grade         Price Index      Original
Ended      Income Trust           Bond Index(2)       Index(2),(3)       (BIG) Bond Index(2)      (inflation)(4)   Investment
1988(*)    $10,182                $10,447             $10,475            $10,222                  $10,328          $10,000

1989       $11,189                $11,026             $10,935            $11,367                  $10,776          $10,000

1990       $10,735                $10,047             $9,570             $12,237                  $11,440          $10,000

1991       $13,873                $13,757             $12,290            $14,198                  $11,828          $10,000

1992       $16,376                $16,573             $15,132            $15,999                  $12,181          $10,000

1993       $18,764                $19,172             $17,473            $17,627                  $12,509          $10,000

1994       $19,066                $19,831             $17,899            $17,063                  $12,879          $10,000

1995       $21,604                $22,619             $20,178            $19,461                  $13,207          $10,000

1996       $24,570                $25,054             $22,644            $20,423                  $13,603          $10,000

1997       $28,176                $28,994             $26,120            $22,406                  $13,897          $10,000

1998       $27,491                $28,843             $25,688            $24,975                  $14,103          $10,000

1999       $29,721                $29,981             $27,037            $24,908                  $14,474          $10,000

2000       $31,295                $30,555             $27,021            $26,632                  $14,974          $10,000

2001       $30,218                $29,050             $23,569            $30,110                  $15,371          $10,000

2002       $28,442                $29,878             $22,814            $32,632                  $15,603          $10,000

2003       $38,197                $38,257             $28,862            $34,423                  $15,966          $10,000

2004       $42,235                $43,352             $32,215            $35,738                  $16,371          $10,000

[end mountain chart]


*For the period February 19 through September 30, 1988.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper. The index does not reflect sales charges.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004.

                                 1 year           5 years          10 years

 CLASS A SHARES*                 +6.45%           +6.46%            +7.87%

Assumes payment of the 3.75% maximum initial sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.

*Results for other share classes can be found on page 25. For the most current investment results, please refer to americanfunds.com.

HOW BOND TRADERS ADD LONG-TERM VALUE TO YOUR PORTFOLIO

[photo of Cindy Mandell and Glen Payne in a trading room]

When most people think of a trader, they usually have a vague idea of someone on a trading floor, frantically waving slips of paper in the air, shouting "buy" or "sell." But at Capital Research and Management Company, adviser to the American Funds, traders do more than just execute trades. They play a critical role in the overall investment decision process, helping portfolio counselors and analysts build a solid portfolio for the long term.

"The investment process at Capital involves a coming together of views and ideas to reach a decision," says David Barclay, president of American High-Income Trust. "Traders bring a larger range of perspectives to the decision-making process."

In the following pages, we will look at the ways bond traders add value to American High-Income Trust's portfolio. Glen Payne and Cindy Mandell, high-yield bond traders for American Funds, take an active role in the investment process, allowing the fund's managers to make better investment decisions and ultimately helping shareholders get more value for each investment dollar.

THE DYNAMICS OF TRADING HIGH-YIELD BONDS

Because the role of the high-yield bond trader is shaped by the dynamics of this particular market, it is important to understand the differences between trading bonds, particularly high-yield bonds, and trading stocks.

Unlike stocks, which trade on exchanges at prices that are posted almost instantaneously in an extremely visible and efficient market, high-yield bonds are traded over the counter where there are no electronic trading systems. The bond market is made up of various dealers who buy bonds directly from issuers (the "primary market") and then resell them to other dealers and investors (the "secondary market"). This process may be efficient for issuance of new bonds in the primary market, but sometimes buying in the secondary market can be more difficult, particularly for individual buyers. Price quotes can vary significantly from dealer to dealer, and may depend on the amount of the sale or purchase.

"With stocks, prices are quoted in the newspaper and can be called up on the Internet," says Glen. "That's not the case with high-yield bonds. We spend a lot of time finding out where prices are and the liquidity of that particular bond. We have continued conversations with `Wall Street traders' -- the traders at brokers active in the secondary market -- to find out whether there have recently been buyers or sellers, what the typical spread is, and generally to get a feel for how the bond trades. It is a complex process that requires great interpretive skills."

For all these reasons, the fund's managers rely on Glen and Cindy to support the investment process in three main ways: building relationships with Wall Street; providing information about the markets to analysts and portfolio counselors; and executing trades.

BUILDING RELATIONSHIPS WITH WALL STREET

High-yield bonds are more difficult than stocks to trade efficiently. Because they do not trade as often and price quotes are not automatically disseminated, institutions sometimes find they get very different quotes for the same bond from different dealers.

[Begin Pull Quote]
"The investment process at Capital involves a coming together of views and ideas to reach a decision. Traders bring a larger range of perspectives to the decision-making process."
[End Pull Quote]

Because high-yield bonds are traded through individual dealers, it's important for Capital's traders to develop personal and corporate relationships -- and in doing so, build mutual trust -- with their counterparts in the dealer firms on Wall Street. In a market that lacks the same liquidity and transparency of equity markets, these relationships help the fund's traders to obtain market information about securities. "Our process lends visibility to a less transparent marketplace," says Cindy.

The fund's traders also strive to build a good reputation on Wall Street. "The system at American Funds helps to ensure integrity and fairness in the process," says Cindy. "In our market, a good reputation gives you much better access to timely information and execution."

COMMUNICATING MARKET INFORMATION

Market information is critical in all parts of the bond market, but particularly so in high-yield bonds.

"Traders serve as another set of eyes and ears," says Cindy. "We know what's happening in our market, but also what's happening in other markets, including the broader bond and equity markets. We understand how the different markets impact each other and are able to determine relative value among various markets."

[Begin Pull Quote]
"We can help analyze security selection, timing, liquidity and market prices. That allows the portfolio counselors to focus on long-term investment decisions and not feel they have to be minding daily market movements."

Glen Payne
12 years of investment experience

[photo of Cindy Mandell and Glen Payne looking at a computer screen] [End Pull Quote]

[Begin Sidebar]
THE LANGUAGE OF BONDS

Bond traders frequently use shorthand when discussing various aspects of the market. The following is a glossary of some commonly used terms.

CALENDAR: A list of prospective new issues. If the calendar is building, an increasing number of issuers is planning to come to market. If the calendar is light, there is little new supply on the horizon.

LIQUIDITY: A reflection of the ease (or difficulty) in buying or selling a bond. A liquid bond trades readily, and the price differential from dealer to dealer is usually small as a result. An illiquid bond trades infrequently, and dealer quotes are likely to vary significantly.

POSITION: A trader takes a position in securities that reflects an outlook for the market or a particular bond.

A trader on the sell side is "long" if he or she owns a particular bond. A trader who is long typically expects that bond prices will be improving over the near term. A trader is said to take a "short" position when selling a bond he or she does not own. This is a high-risk position that usually reflects expectations for weaker bond prices over the near term, allowing the trader to "cover" the short at a lower price. (American High-Income Trust does not short positions.)

QUOTE: The market for a bond specifying its buy (bid) and sell (asking) price. If the quote is "firm," the trader is willing to buy or sell at the stated levels. In most other instances, the quote is an indication of the bond's approximate market value at the given time.

SPREAD: The difference in yield between any two bonds, expressed in basis points (hundreds of a percent). For example, if one bond yields 4% and another yields 4.75%, then the spread between them is 75 basis points. The term also refers to the difference between the bid (the highest price a buyer is ready to pay) and the asking price (the lowest price acceptable to the seller) on a given bond.

TRANSPARENCY: The clarity of a given market or bond. Stock markets, for example, are very transparent with the size and price of trades posted continuously for all to see. Bond trading is far less transparent, especially in the high-yield market where bonds are inactively traded and price quotes are not electronically publicized.
[End Sidebar]

To encourage communication, traders are active participants in all high-yield investment discussions, including the weekly "calendar" meetings. Every Tuesday and Thursday, American High-Income Trust bond traders meet with the fund's analysts and portfolio counselors to discuss developments in the high-yield market. The "calendar" -- a list of expected new issues -- is an important focus of these meetings. The traders keep the calendar up to date through daily contact with Wall Street trading desks. Regular reviews of the calendar help to identify potentially attractive issues for the fund. Calendar meetings also afford an opportunity to compare new issues with older ones and evaluate the relative merits of each.

"We can help analyze security selection, timing, liquidity and market prices," says Glen. "That allows the portfolio counselors to focus on long-term investment decisions and not feel they have to be minding daily market movements."

Communication also happens on a more informal basis. The trading desk is one of the places where the diverse groups of people involved in the investment process come together. "We are often used as the point person throughout the day," says Cindy. "With so many analysts on the road researching companies, the trading room is the one place all the analysts and portfolio counselors can call to find out what others are thinking."

FINDING THE BEST VALUES

Of course, a trader's core responsibility is getting the best execution -- in other words, the best available transaction price for a bond. In doing so, traders can help shareholders get more value for their investment dollars than they might otherwise on their own.

There are many moving parts that determine the value of a bond and its yield. For example, one issuer may be offering several bonds with various maturities, yields and seniority levels within the capital structure. Traders add to the evaluation of which company's bonds to buy by helping to determine the best issue or issues of an individual issuer.

"We first think about a bond within its own capital structure -- for example, comparing spreads, types of bonds and bonds rated differently within the same company," says Glen. "From there, we look at how that bond is trading compared to bonds with similar ratings and fundamentals. Sometimes, we will compare it to the bonds of companies with similar characteristics. Then we look for relative values within that sector. We look at the relationship to the bond's yield and maturity, structural differences -- for example, whether or not there is a call option --and historical trading ranges."

[Begin Pull Quote]
The trading desk is one of the places where the diverse groups of people involved in the investment process come together.
[End Pull Quote]

Because the traders are constantly assessing the flows of supply and demand in the market, they often know the best time to buy or sell a particular security. "Best execution is partly a balance between price and liquidity," says Cindy. "Investment ideas are only as good as your ability to actually implement them, and the trading desk is where those ideas are implemented."

[Begin Pull Quote]
[photo of Glen Payne]
[photo of Cindy Mandell]
"Best execution is partly a balance between price and liquidity. Investment ideas are only as good as your ability to actually implement them, and the trading desk is where those ideas are implemented."

Cindy Mandell
27 years of investment experience
[End Pull Quote]

A CRITICAL LINK TO BUILDING A LONG-TERM PORTFOLIO

Ultimately, of course, it is the fund's portfolio counselors who decide which bonds to buy or sell. Traders, however, strongly influence those decisions by providing the counselors with timely market data and making recommendations regarding the valuation and liquidity of particular bonds.

"The traders help us to think about options once we are ready to execute a trade," says David Barclay, president of the fund. "They are our ears to Wall Street as well as Wall Street's ear to us. The information they provide helps us to make better decisions for shareholders."


INVESTMENT PORTFOLIO, September 30, 2004

Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

[begin pie chart]
                                            % of Net Assets

U.S. corporate bonds                                 74.7 %
Non-U.S. corporate bonds                             14.7
U.S. Government obligations                           0.7
Non-U.S. government bonds                             3.0
Common stocks & warrants                              1.6
Other                                                 0.8
Cash & equivalents                                    4.5
[end pie chart]

                                                                                   Principal            Market        Percent
                                                                                      amount             value         of net
BONDS AND NOTES  - 88.10%                                                              (000)             (000)         assets

CONSUMER DISCRETIONARY  - 26.97%
Ford Motor Credit Co. 7.375% 2009                                                   $ 38,000          $ 41,667
Ford Motor Credit Co. 7.375% 2011                                                     36,500            39,745
Ford Motor Credit Co. 7.25%-7.875% 2010-2011                                          39,300            43,356          1.33%

General Motors Corp. 7.20% 2011                                                        7,250             7,688
General Motors Acceptance Corp. 6.125%-7.75% 2006-2011                                84,000            88,662           1.02

Six Flags, Inc. 8.875%-9.75% 2009-2014                                                84,400            80,269            .85

Cinemark USA, Inc. 9.00% 2013                                                         58,218            65,350            .70

Hollinger Participation Trust 12.125% 2010 (1)  (2)  (3)                              46,559            53,426            .57

Young Broadcasting Inc. 10.00% 2011                                                   50,560            52,330            .56

Kabel Deutschland GmbH 10.625% 2014 (1)                                               41,730            45,694            .49

Quebecor Media Inc. 11.125% 2011                                                      38,678            44,866            .48

Telenet Group Holding NV 0%/11.50% 2014 (1)  (4)                                      53,130            39,316            .42

Mohegan Tribal Gaming Authority 6.375% 2009                                           36,500            38,051            .40

Other securities                                                                                     1,893,929          20.15
                                                                                                     2,534,349          26.97

TELECOMMUNICATION SERVICES  - 11.58%
American Tower Corp. 9.375% 2009                                                      66,322            70,633
American Tower Corp. 7.125 %-7.50% 2011-2012 (1)                                      50,450            51,017           1.29

Crown Castle International Corp. 7.50% 2013                                           42,000            44,205
Crown Castle International Corp., Series B, 7.50% 2013                                33,300            35,048
Crown Castle International Corp. 9.375%-10.75% 2011                                   35,750            40,541           1.28

Qwest Capital Funding, Inc. 7.00%-7.75% 2006-2009                                     44,750            42,701
Qwest Services Corp. 13.50% 2010 (1)                                                  43,215            50,670
Qwest Corp. 8.875% 2012 (1)                                                            3,600             3,978
Qwest Services Corp. 14.00% 2014 (1)                                                  18,400            22,356           1.27

Dobson Communications Corp. 10.875% 2010                                              28,025            20,668
American Cellular Corp., Series B, 10.00% 2011                                        57,050            46,496
Dobson Communications Corp. 8.875% 2013                                               55,835            36,293           1.10

Nextel Partners, Inc. 8.125% 2011                                                     72,075            76,760
Nextel Partners, Inc. 8.125%-12.50% 2009-2011 (1)                                     19,587            21,201           1.04

Nextel Communications, Inc. 6.875% 2013                                               19,500            20,377
Nextel Communications, Inc. 7.375% 2015                                               69,650            75,222           1.02

Western Wireless Corp. 9.25% 2013                                                     79,675            81,667            .87

Cincinnati Bell Inc. 7.25% 2013                                                       56,925            55,075            .59

Other securities                                                                                       292,997           3.12
                                                                                                     1,087,905          11.58

MATERIALS  - 11.50%
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                      71,425            81,157            .86

Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                        43,875            50,237            .54

Potlatch Corp. 10.00% 2011                                                            33,355            37,858            .40

Associated Materials Inc. 0%/11.25% 2014 (1)  (4)                                     48,210            35,314            .38

Other securities                                                                                       875,732           9.32
                                                                                                     1,080,298          11.50

UTILITIES  - 6.28%
Southern California Edison, First and Ref. Mortgage Bonds, 8.00% 2007                  3,750             4,153
Edison Mission Energy 10.00% 2008                                                     22,300            26,202
Mission Energy Holding Co. 13.50% 2008                                                35,600            45,212
Edison Mission Energy 7.73% 2009                                                      40,250            42,464
Edison Mission Energy 9.875% 2011                                                     30,625            35,831
Midwest Generation, LLC, Series B, 8.56% 2016 (5)                                     25,350            26,633
Homer City Funding LLC 8.734% 2026 (5)                                                 9,495            10,682
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034                          19,250            21,079           2.26

AES Corp. 8.75% 2013 (1)                                                              43,985            49,813
AES Red Oak, LLC, Series B, 9.20% 2029 (5)                                             7,000             7,875
AES Corp. 9.00%-10.00% 2005-2015 (1)                                                  53,629            59,565           1.25

Dynegy Holdings Inc. 10.125% 2013 (1)                                                 43,390            50,115            .53

Other securities                                                                                       211,007           2.24
                                                                                                       590,631           6.28

INDUSTRIALS  - 5.92%
Allied Waste North America, Inc. 5.75%-9.25% 2006-2014                                93,900            95,502           1.02

Other securities                                                                                       460,554           4.90
                                                                                                       556,056           5.92

CONSUMER STAPLES  - 5.65%
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                    55,247            59,391
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   9.50%-10.75% 2010-2011                                                             32,325            35,546           1.01
Koninklijke Ahold NV 5.875% 2008                                               Euro   15,750            20,598

Ahold Finance U.S.A., Inc.:
 6.25% 2009                                                                         $ 39,070            40,633
 8.25% 2010                                                                           18,220            20,634
 6.50% 2017                                                                    Pound   1,375             2,404
Ahold Lease Pass Through Trust:
 Series 2001-A-1, 7.82% 2020 (5)                                                    $  3,783             4,012
 Series 2001-A-2, 8.62% 2025 (5)                                                       5,500             5,875           1.00

Pathmark Stores, Inc. 8.75% 2012                                                      54,965            51,667            .55

Jean Coutu Group (PJC) Inc. 8.50% 2014 (1)                                            43,525            43,416            .46

Gold Kist Inc. 10.25% 2014 (1)                                                        32,475            36,210            .38

Other securities                                                                                       210,982           2.25
                                                                                                       531,368           5.65

INFORMATION TECHNOLOGY  - 5.52%
Solectron Corp. 9.625% 2009                                                           54,425            60,548            .64

Sanmina-SCI Corp. 10.375% 2010                                                        51,750            59,448            .63

Micron Technology, Inc. 6.50% 2005 (1)                                                45,000            44,550            .48

Nortel Networks Ltd. 6.125% 2006                                                      35,075            35,952            .38

Other securities                                                                                       318,215           3.39
                                                                                                       518,713           5.52

ENERGY  - 3.98%
Port Arthur Finance Corp. 12.50% 2009 (5)                                              1,697             1,986
Premcor Refining Group Inc. 7.75% 2012                                                33,650            36,847
Premcor Refining Group Inc. 9.50% 2013                                                34,625            40,944
Premcor Refining Group Inc. 6.125%-9.25% 2010-2015                                    71,275            77,061           1.67

Petrozuata Finance, Inc., Series B, 8.22% 2017 (1)  (5)                               49,190            48,698            .52

General Maritime Corp. 10.00% 2013                                                    40,700            46,449            .49

Other securities                                                                                       122,178           1.30
                                                                                                       374,163           3.98

HEALTH CARE  - 3.21%
Quintiles Transnational Corp. 10.00% 2013                                             46,900            49,949            .53

Tenet Healthcare Corp. 9.875% 2014 (1)                                                37,200            39,060            .41

Other securities                                                                                       213,295           2.27
                                                                                                       302,304           3.21

U.S. TREASURY NOTES & BONDS  - 0.68%
U.S. Treasury obligations 3.25%-7.50% 2005-2008                                       60,000            63,744            .68


OTHER - 6.81%                                                                                          640,195           6.81



TOTAL BONDS AND NOTES (cost: $7,851,752,000)                                                         8,279,726          88.10



                                                                                                        Market        Percent
                                                                                 Principal amount        value         of net
CONVERTIBLE SECURITIES  - 3.28%                                                   (000) or shares        (000)         assets

CONSUMER DISCRETIONARY  - 1.36%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010               Euro  59,550            74,922            .80

Six Flags, Inc. 7.25% PIERS convertible preferred 2009                                 1,000 shares     20,600            .22

General Motors Corp., Series B, 5.25% convertible debentures 2032                 $   12,500            11,955            .13

Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
   2032                                                                              160,600 shares      8,396            .09

Other securities                                                                                        12,047            .12
                                                                                                       127,920           1.36

TELECOMMUNICATION SERVICES  - 0.30%
American Tower Corp. 5.00% convertible debentures 2010                            $   25,925            25,666            .27

Dobson Communications Corp., Series F, 6.00% convertible preferred  (1) (6)           57,760 shares      2,744            .03
                                                                                                        28,410            .30

UTILITIES  - 0.22%
AES Trust VII 6.00% convertible preferred 2008                                       439,925            20,347            .22


OTHER - 1.40%                                                                                          131,040           1.40



TOTAL CONVERTIBLE SECURITIES (cost: $247,459,000)                                                      307,717           3.28



                                                                                                        Market        Percent
                                                                                                         value         of net
WARRANTS  - 0.08%                                                                     Shares             (000)         assets

TELECOMMUNICATION SERVICES  - 0.08%
American Tower Corp., warrants, expire 2008  (1)  (7)                                 38,250             7,076            .08

Other securities                                                                                            59            .00

                                                                                                         7,135            .08

OTHER - 0.00%                                                                                                2            .00


TOTAL WARRANTS (cost: $1,233,000)                                                                        7,137            .08



                                                                                                        Market        Percent
                                                                                                         value         of net
PREFERRED STOCKS  - 2.49%                                                             Shares             (000)         assets

FINANCIALS  - 2.33%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
   (undated) (1)  (2)                                                             61,565,000          $ 72,315
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
   (undated) (1)  (2)                                                             51,675,000            59,336           1.40

Other securities                                                                                        87,490            .93
                                                                                                       219,141           2.33

TELECOMMUNICATION SERVICES  - 0.15%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009 (6)             30,187            13,584            .14

Dobson Communications Corp. 12.25% senior exchangeable preferred 2008  (3) (6)         2,000               900            .01

Other securities                                                                                             -            .00
                                                                                                        14,484            .15

OTHER - 0.01%                                                                                              614            .01


TOTAL PREFERRED STOCKS (cost: $202,294,000)                                                            234,239           2.49


                                                                                                        Market        Percent
                                                                                                         value         of net
COMMON STOCKS  - 1.57%                                                                Shares             (000)         assets

TELECOMMUNICATION SERVICES  - 1.04%
Nextel Communications, Inc., Class A  (7)                                            613,418            14,624            .16

Dobson Communications Corp., Class A  (1)(7)                                       5,754,785             7,654            .08

Other securities                                                                                        75,079            .80
                                                                                                        97,357           1.04

OTHER - 0.53%                                                                                           50,341            .53


TOTAL COMMON STOCKS (cost: $186,451,000)                                                               147,698           1.57



                                                                                   Principal            Market        Percent
                                                                                      amount             value         of net
SHORT-TERM SECURITIES  - 3.32%                                                         (000)             (000)         assets


Wal-Mart Stores Inc. 1.50%-1.67% due 10/5-11/2/2004 (1)                             $ 69,400            69,331            .74

DuPont (E.I.) de Nemours & Co. 1.61%-1.76% due 10/12-11/18/2004 (8)                   54,300            54,228            .58

Eli Lilly and Co. 1.54%-1.56% due 10/18-10/27/2004 (1)  (8)                           47,400            47,355            .50

U.S. Treasury Bills 1.41%-1.475% due 10/28/2004                                       42,850            42,805            .46

Other securities                                                                                        97,763           1.05

TOTAL SHORT-TERM SECURITIES (cost: $311,480,000)                                                       311,482           3.32

TOTAL INVESTMENT SECURITIES (cost: $8,800,669,000)                                                   9,287,999          98.84
Other assets less liabilities                                                                          108,847           1.16

NET ASSETS                                                                                          $9,396,846        100.00%

"Other securities" includes all issues that are not required to be disclosed in the summary investments portfolio.


INVESTMENTS IN AFFILIATES:

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2004 appear below.

                                                                                    Beginning
                                                                                       shares
                                                                                 or principal
Company                                                                                amount          Purchases             Sales
AirGate PCS, Inc. 9.375% 2009 (1)                                                          $-       $ 16,253,200                $-
AirGate PCS, Inc. 9.375% 2009                                                              $-        $ 6,000,000                $-
AirGate PCS, Inc. (1) (7)                                                                   -            671,293                 -
Clarent Hospital Corp. (6) (7)                                                        576,849                  -                 -
NTELOS Inc. (6) (7)                                                                 1,247,194            736,116                 -
SpectraSite, Inc.                                                                   2,541,328              6,088         2,547,416
ZiLOG, Inc. (7)                                                                     3,315,000                  -         2,174,500
ZiLOG, Inc. (6) (7)                                                                     3,315                  -             1,447




                                                                                       Ending                               Market
                                                                                       shares          Dividend           value of
                                                                                 or principal            income         affiliates
Company                                                                                amount             (000)              (000)
AirGate PCS, Inc. 9.375% 2009 (1)                                                $ 16,253,200                $-            $16,578
AirGate PCS, Inc. 9.375% 2009                                                     $ 6,000,000                 -              6,120
AirGate PCS, Inc. (1) (7)                                                             671,293                 -             13,157
Clarent Hospital Corp. (6) (7)                                                        576,849                 -                721
NTELOS Inc. (6) (7)                                                                 1,983,310                 -             59,678
SpectraSite, Inc.                                                                           -                 -                  -
ZiLOG, Inc. (7)                                                                     1,140,500                 -              6,581
ZiLOG, Inc. (6) (7)                                                                     1,868               855                  -
                                                                                                          $ 855          $ 102,835

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $1,976,090,000, which represented 20.03% of the net assets of the fund.
(2) Coupon rate may change periodically.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) Step bond; coupon rate will increase at a later date.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Valued under fair value procedures adopted by authority of the Board of Trustees.
(7) Security did not produce income during the last 12 months.
(8) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                        (dollars and shares in thousands,
                                                     except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $8,696,835)                                            $9,185,164
  Affiliated issuers (cost: $103,834)                                                   102,835                       $9,287,999
 Cash                                                                                                                     14,330
 Receivables for:
  Sales of investments                                                                    5,145
  Sales of fund's shares                                                                 24,541
  Dividends and interest                                                                170,759                          200,445
                                                                                                                       9,502,774
LIABILITIES:
 Payables for:
  Purchases of investments                                                               82,765
  Repurchases of fund's shares                                                           12,332
  Dividends on fund's shares                                                              3,622
  Open forward currency contracts                                                           718
  Closed forward currency contracts                                                          87
  Investment advisory services                                                            2,433
  Services provided by affiliates                                                         3,598
  Deferred Trustees' compensation                                                            85
  Other fees and expenses                                                                   288                          105,928
NET ASSETS AT SEPTEMBER 30, 2004                                                                                      $9,396,846

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                     $9,347,738
 Undistributed net investment income                                                                                      25,548
 Accumulated net realized loss                                                                                          (463,114)
 Net unrealized appreciation                                                                                             486,674
NET ASSETS AT SEPTEMBER 30, 2004                                                                                      $9,396,846

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 766,701 total shares outstanding

                                                                                                               Net asset value
                                                                      Net assets      Shares outstanding         per share (1)

Class A                                                               $6,920,435                 564,647                $12.26
Class B                                                                  794,347                  64,812                 12.26
Class C                                                                  811,690                  66,227                 12.26
Class F                                                                  577,814                  47,145                 12.26
Class 529-A                                                               47,528                   3,878                 12.26
Class 529-B                                                               12,309                   1,004                 12.26
Class 529-C                                                               24,955                   2,036                 12.26
Class 529-E                                                                2,867                     234                 12.26
Class 529-F                                                                2,058                     168                 12.26
Class R-1                                                                  3,364                     274                 12.26
Class R-2                                                                 43,789                   3,573                 12.26
Class R-3                                                                 58,247                   4,753                 12.26
Class R-4                                                                 23,476                   1,915                 12.26
Class R-5                                                                 73,967                   6,035                 12.26

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $12.74 for each.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended September 30, 2004                  (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                   $699,472
  Dividends (includes $855 from affiliates)                                                    14,788             $714,260

 Fees and expenses:
  Investment advisory services                                                                 31,399
  Distribution services                                                                        32,871
  Transfer agent services                                                                       6,317
  Administrative services                                                                       3,071
  Reports to shareholders                                                                         394
  Registration statement and prospectus                                                           517
  Postage, stationery and supplies                                                                661
  Trustees' compensation                                                                           51
  Auditing and legal                                                                              153
  Custodian                                                                                       179
  State and local taxes                                                                            99
  Other                                                                                            48
  Total expenses before reimbursement/waiver                                                   75,760
   Reimbursement/waiver of expenses                                                               325               75,435
 Net investment income                                                                                             638,825

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments (includes $2,641 net gain from affiliates)                                       77,145
  Non-U.S. currency transactions                                                               (1,911)              75,234
 Net unrealized appreciation on:
  Investments                                                                                 163,885
  Non-U.S. currency translations                                                                  402              164,287
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                           239,521
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                  $878,346

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                                 Year ended September 30
                                                                                                 2004                 2003
OPERATIONS:
 Net investment income                                                                       $638,825             $526,736
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                               75,234             (145,200)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                           164,287            1,380,578
  Net increase in net assets
   resulting from operations                                                                  878,346            1,762,114


DIVIDENDS PAID OR ACCRUED TO SHAREHOLDERS FROM
 NET INVESTMENT INCOME                                                                       (614,168)            (509,744)

CAPITAL SHARE TRANSACTIONS                                                                    751,870            3,033,873

TOTAL INCREASE IN NET ASSETS                                                                1,016,048            4,286,243

NET ASSETS:
 Beginning of year                                                                          8,380,798            4,094,555
 End of year (including undistributed net investment
  income: $25,548 and $2,355, respectively)                                                $9,396,846           $8,380,798

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./SM/

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2004, non-U.S. taxes paid on unrealized gains were $120,000. In addition, as of September 30, 2004, the liability for non-U.S. taxes recorded based on realized and unrealized gains was $175,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2004, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $8,806,380,000.

During the year ended September 30, 2004, the fund reclassified $1,432,000 from undistributed net investment income to realized gains and $32,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                      $ 33,796
Loss deferrals related to non-U.S. currency that were realized during the period
  November 1,2003 through September 30, 2004                                                                    (874)
Short-term capital loss deferrals                                                                           (461,258)
Gross unrealized appreciation on investment securities                                                       723,249
Gross unrealized depreciation on investment securities                                                      (241,630)
Net unrealized appreciation on investment securities                                                         481,619

Undistributed net investment income and currency gains above include currency losses of $1,527,000 that were realized during the period November 1, 2002 through September 30, 2003. Short-term capital loss deferrals above include capital loss carryforwards of $161,067,000 and $300,191,000 expiring in 2010 and 2011, respectively. These numbers reflect the utilization of a capital loss carryforward of $16,330,000 during the year ended September 30, 2004. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended September 30, 2004, the fund realized, on a tax basis, a net capital gain of $76,385,000, which was offset by capital losses of $60,055,000 that were realized during the period November 1, 2002 through September 30, 2003.


Ordinary  Income   distributions  paid  or  accrued  to  shareholders  from  net investment income and currency gains were as follows (dollars in thousands):

Share class                                               Year ended September 30, 2004            Year ended September 30, 2003
Class A                                                                       $ 464,208                                $ 396,679
Class B                                                                          48,283                                   37,860
Class C                                                                          50,116                                   37,330
Class F                                                                          36,395                                   28,874
Class 529-A                                                                       2,700                                    1,364
Class 529-B                                                                         603                                      283
Class 529-C                                                                       1,260                                      690
Class 529-E                                                                         150                                       68
Class 529-F                                                                         106                                       31
Class R-1                                                                           146                                       30
Class R-2                                                                         1,818                                      424
Class R-3                                                                         2,365                                      462
Class R-4                                                                         1,061                                      152
Class R-5                                                                         4,957                                    5,497
Total                                                                         $ 614,168                                $ 509,744

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $25,000,000. The Board of Trustees approved amended agreements continuing the series of rates to include additional annual rates of 0.15% on daily net assets in excess of $6 billion (effective November 1, 2003), 0.14% on daily net assets in excess of $10 billion (effective April 1,
2004) and 1.50% of the fund's monthly gross income in excess of $50,000,000 (effective August 1, 2004). Until the effective date, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. CRMC also reduced investment advisory services fees by an additional $128,000. As a result, the fee shown on the accompanying financial statements of $31,399,000, which was equivalent to an annualized rate of 0.345%, was voluntarily reduced by $149,000 to $31,250,000, or 0.344% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for distribution expenses.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described on the previous page for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $14,509          $5,623         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           7,875             694         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           8,299         Included            $1,245              $184            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           1,342         Included               805               123            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A            50         Included                59                 6                  $39
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          101          Included                15                 6                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C          212          Included               32                  9                   21
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E           12          Included                4                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F           4           Included                2                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           23           Included                3                  4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          223           Included               45                 251            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          182           Included               55                  51            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           39           Included               23                   3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included               70                   2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $32,871          $6,317            $2,358                $639                 $74
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $40,000 in current fees (either paid in cash or deferred) and a net increase of $11,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                               Sales(1)                   Reinvestments of dividends
                                                                  Amount           Shares              Amount             Shares
Year ended September 30, 2004
Class A                                                      $ 1,862,662          152,602           $ 359,214             29,474
Class B                                                          167,188           13,713              33,715              2,766
Class C                                                          272,859           22,356              35,669              2,926
Class F                                                          376,997           30,929              26,986              2,214
Class 529-A                                                       20,309            1,663               2,696                221
Class 529-B                                                        4,872              399                 601                 49
Class 529-C                                                       10,770              882               1,253                103
Class 529-E                                                        1,398              115                 149                 12
Class 529-F                                                        1,069               88                 105                  9
Class R-1                                                          2,961              244                 144                 12
Class R-2                                                         37,305            3,059               1,799                148
Class R-3                                                         53,552            4,384               2,343                193
Class R-4                                                         18,450            1,510               1,056                 87
Class R-5                                                         30,926            2,547               3,159                259
Total net increase
   (decrease)                                                $ 2,861,318          234,491           $ 468,889             38,473

Year ended September 30, 2003
Class A                                                      $ 2,947,678          269,710           $ 293,946             26,810
Class B                                                          401,738           36,762              25,201              2,283
Class C                                                          515,059           47,001              25,987              2,350
Class F                                                          537,925           49,913              19,042              1,721
Class 529-A                                                       17,906            1,629               1,344                121
Class 529-B                                                        4,996              452                 279                 25
Class 529-C                                                       10,184              929                 683                 62
Class 529-E                                                        1,070               98                  67                  6
Class 529-F                                                          915               82                  30                  3
Class R-1                                                          1,232              110                  29                  3
Class R-2                                                         15,383            1,383                 413                 36
Class R-3                                                         14,631            1,322                 452                 40
Class R-4                                                          9,077              800                 146                 13
Class R-5                                                         32,990            3,070               3,129                287
Total net increase
   (decrease)                                                $ 4,510,784          413,261           $ 370,748             33,760


Share class                                                            Repurchases(1)                   Net increase (decrease)
                                                                  Amount           Shares              Amount             Shares
Year ended September 30, 2004
Class A                                                     $ (1,731,964)        (142,224)          $ 489,912             39,852
Class B                                                         (165,278)         (13,595)             35,625              2,884
Class C                                                         (292,482)         (24,036)             16,046              1,246
Class F                                                         (312,222)         (25,587)             91,761              7,556
Class 529-A                                                       (4,860)            (398)             18,145              1,486
Class 529-B                                                         (630)             (52)              4,843                396
Class 529-C                                                       (3,804)            (312)              8,219                673
Class 529-E                                                         (274)             (23)              1,273                104
Class 529-F                                                         (168)             (14)              1,006                 83
Class R-1                                                           (901)             (74)              2,204                182
Class R-2                                                        (10,667)            (875)             28,437              2,332
Class R-3                                                        (12,081)            (993)             43,814              3,584
Class R-4                                                         (5,080)            (418)             14,426              1,179
Class R-5                                                        (37,926)          (3,102)             (3,841)              (296)
Total net increase
   (decrease)                                               $ (2,578,337)        (211,703)          $ 751,870             61,261

Year ended September 30, 2003
Class A                                                     $ (1,294,863)        (117,608)        $ 1,946,761            178,912
Class B                                                          (84,952)          (7,642)            341,987             31,403
Class C                                                         (129,541)         (11,555)            411,505             37,796
Class F                                                         (313,475)         (28,218)            243,492             23,416
Class 529-A                                                       (1,383)            (123)             17,867              1,627
Class 529-B                                                         (282)             (24)              4,993                453
Class 529-C                                                         (791)             (72)             10,076                919
Class 529-E                                                          (80)              (7)              1,057                 97
Class 529-F                                                           -*               -*                 945                 85
Class R-1                                                           (249)             (23)              1,012                 90
Class R-2                                                         (2,374)            (208)             13,422              1,211
Class R-3                                                         (2,825)            (248)             12,258              1,114
Class R-4                                                           (891)             (78)              8,332                735
Class R-5                                                        (15,953)          (1,410)             20,166              1,947
Total net increase
   (decrease)                                               $ (1,847,659)        (167,216)        $ 3,033,873            279,805

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       FORWARD CURRENCY CONTRACTS

As of September 30, 2004, the fund had open forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S.                                              Contract amount         U.S. valuations at September 30, 2004
currency contracts
                                                                                                         Unrealized
                                                   Non-U.S.          U.S.           Amount             depreciation
                                                      (000)         (000)            (000)                    (000)
Sales:
  Euros expiring 10/19 to 12/31/2004          Euro   29,625       $36,088          $36,806                   ($718)

7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,044,608,000 and $3,363,774,000, respectively, during the year ended September 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $179,000 included $180,000 that was offset by this reduction, rather than paid in cash.




FINANCIAL HIGHLIGHTS (1)

                                                                                Income (loss) from investment operations (2)
                                                                                                       Net
                                                              Net asset                      gains (losses)
                                                                 value,             Net       on securities         Total from
                                                              beginning      investment      (both realized         investment
                                                              of period          income     and unrealized)         operations
Class A:
 Year ended 9/30/2004                                            $11.88            $.87               $.35               $1.22
 Year ended 9/30/2003                                              9.62             .93               2.25                3.18
 Year ended 9/30/2002                                             11.27            1.08              (1.65)               (.57)
 Year ended 9/30/2001                                             12.93            1.20              (1.61)               (.41)
 Year ended 9/30/2000                                             13.52            1.18               (.48)                .70
Class B:
 Year ended 9/30/2004                                             11.88             .78                .35                1.13
 Year ended 9/30/2003                                              9.62             .84               2.25                3.09
 Year ended 9/30/2002                                             11.27            1.00              (1.65)               (.65)
 Year ended 9/30/2001                                             12.93            1.10              (1.61)               (.51)
 Period from 3/15/2000 to 9/30/2000                               13.57             .52               (.53)               (.01)
Class C:
 Year ended 9/30/2004                                             11.88             .77                .35                1.12
 Year ended 9/30/2003                                              9.62             .83               2.25                3.08
 Year ended 9/30/2002                                             11.27             .99              (1.65)               (.66)
 Period from 3/15/2001 to 9/30/2001                               12.48             .53              (1.15)               (.62)
Class F:
 Year ended 9/30/2004                                             11.88             .86                .35                1.21
 Year ended 9/30/2003                                              9.62             .92               2.25                3.17
 Year ended 9/30/2002                                             11.27            1.07              (1.65)               (.58)
 Period from 3/15/2001 to 9/30/2001                               12.48             .57              (1.15)               (.58)
Class 529-A:
 Year ended 9/30/2004                                             11.88             .86                .35                1.21
 Year ended 9/30/2003                                              9.62             .92               2.25                3.17
 Period from 2/19/2002 to 9/30/2002                               11.37             .65              (1.76)              (1.11)
Class 529-B:
 Year ended 9/30/2004                                             11.88             .75                .35                1.10
 Year ended 9/30/2003                                              9.62             .82               2.25                3.07
 Period from 2/25/2002 to 9/30/2002                               11.23             .59              (1.63)              (1.04)
Class 529-C:
 Year ended 9/30/2004                                             11.88             .75                .35                1.10
 Year ended 9/30/2003                                              9.62             .82               2.25                3.07
 Period from 2/19/2002 to 9/30/2002                               11.37             .60              (1.76)              (1.16)
Class 529-E:
 Year ended 9/30/2004                                             11.88             .82                .35                1.17
 Year ended 9/30/2003                                              9.62             .88               2.25                3.13
 Period from 3/15/2002 to 9/30/2002                               11.57             .57              (1.96)              (1.39)
Class 529-F:
 Year ended 9/30/2004                                             11.88             .85                .35                1.20
 Year ended 9/30/2003                                              9.62             .91               2.25                3.16
 Period from 9/16/2002 to 9/30/2002                                9.88             .08               (.30)               (.22)




Financial highlights (1)                                           (continued)

                                                                                 Income (loss) from investment operations (2)
                                                                                                       Net
                                                              Net asset                       gains(losses)
                                                                 value,             Net       on securities         Total from
                                                              beginning      investment      (both realized         investment
                                                              of period          income      and unrealized)        operations
Class R-1:
 Year ended 9/30/2004                                            $11.88            $.76               $.35               $1.11
 Year ended 9/30/2003                                              9.62             .83               2.25                3.08
 Period from 7/11/2002 to 9/30/2002                               10.00             .23               (.40)               (.17)
Class R-2:
 Year ended 9/30/2004                                             11.88             .77                .35                1.12
 Year ended 9/30/2003                                              9.62             .84               2.25                3.09
 Period from 6/18/2002 to 9/30/2002                               10.76             .31              (1.18)               (.87)
Class R-3:
 Year ended 9/30/2004                                             11.88             .82                .35                1.17
 Year ended 9/30/2003                                              9.62             .88               2.25                3.13
 Period from 6/21/2002 to 9/30/2002                               10.60             .31              (1.01)               (.70)
Class R-4:
 Year ended 9/30/2004                                             11.88             .86                .35                1.21
 Year ended 9/30/2003                                              9.62             .92               2.25                3.17
 Period from 7/19/2002 to 9/30/2002                                9.97             .22               (.38)               (.16)
Class R-5:
 Year ended 9/30/2004                                             11.88             .90                .35                1.25
 Year ended 9/30/2003                                              9.62             .95               2.25                3.20
 Period from 5/15/2002 to 9/30/2002                               11.30             .42              (1.70)              (1.28)




FINANCIAL HIGHLIGHTS (1)



                                                              Dividends
                                                              (from net       Net asset                            Net assets,
                                                             investment      value, end               Total      end of period
                                                                 income)      of period          return (3)      (in millions)
Class A:
 Year ended 9/30/2004                                             $(.84)         $12.26              10.57%             $6,920
 Year ended 9/30/2003                                              (.92)          11.88              34.30              6,235
 Year ended 9/30/2002                                             (1.08)           9.62              (5.88)             3,327
 Year ended 9/30/2001                                             (1.25)          11.27              (3.44)             2,936
 Year ended 9/30/2000                                             (1.29)          12.93               5.29              2,788
Class B:
 Year ended 9/30/2004                                              (.75)          12.26               9.71                794
 Year ended 9/30/2003                                              (.83)          11.88              33.28                736
 Year ended 9/30/2002                                             (1.00)           9.62              (6.57)               294
 Year ended 9/30/2001                                             (1.15)          11.27              (4.17)               123
 Period from 3/15/2000 to 9/30/2000                                (.63)          12.93               (.05)                27
Class C:
 Year ended 9/30/2004                                              (.74)          12.26               9.62                812
 Year ended 9/30/2003                                              (.82)          11.88              33.17                772
 Year ended 9/30/2002                                              (.99)           9.62              (6.65)               262
 Period from 3/15/2001 to 9/30/2001                                (.59)          11.27              (5.11)                44
Class F:
 Year ended 9/30/2004                                              (.83)          12.26              10.44                578
 Year ended 9/30/2003                                              (.91)          11.88              34.17                470
 Year ended 9/30/2002                                             (1.07)           9.62              (5.95)               156
 Period from 3/15/2001 to 9/30/2001                                (.63)          11.27              (4.86)                32
Class 529-A:
 Year ended 9/30/2004                                              (.83)          12.26              10.48                 48
 Year ended 9/30/2003                                              (.91)          11.88              34.17                 28
 Period from 2/19/2002 to 9/30/2002                                (.64)           9.62             (10.11)                 7
Class 529-B:
 Year ended 9/30/2004                                              (.72)          12.26               9.47                 12
 Year ended 9/30/2003                                              (.81)          11.88              33.01                  7
 Period from 2/25/2002 to 9/30/2002                                (.57)           9.62              (9.54)                 2
Class 529-C:
 Year ended 9/30/2004                                              (.72)          12.26               9.49                 25
 Year ended 9/30/2003                                              (.81)          11.88              33.03                 16
 Period from 2/19/2002 to 9/30/2002                                (.59)           9.62             (10.52)                 4
Class 529-E:
 Year ended 9/30/2004                                              (.79)          12.26              10.06                  3
 Year ended 9/30/2003                                              (.87)          11.88              33.73                  2
 Period from 3/15/2002 to 9/30/2002                                (.56)           9.62             (12.29)                 - (6)
Class 529-F:
 Year ended 9/30/2004                                              (.82)          12.26              10.34                  2
 Year ended 9/30/2003                                              (.90)          11.88              34.06                  1
 Period from 9/16/2002 to 9/30/2002                                (.04)           9.62              (2.23)                 - (6)




Financial highlights (1)                                            (continued)



                                                              Dividends
                                                              (from net       Net asset                           Net assets,
                                                             investment      value, end              Total      end of period
                                                                 income)      of period             return       (in millions)
Class R-1:
 Year ended 9/30/2004                                             $(.73)         $12.26               9.59%                $3
 Year ended 9/30/2003                                              (.82)          11.88              33.16                  1
 Period from 7/11/2002 to 9/30/2002                                (.21)           9.62              (1.70)                 - (6)
Class R-2:
 Year ended 9/30/2004                                              (.74)          12.26               9.63                 44
 Year ended 9/30/2003                                              (.83)          11.88              33.21                 15
 Period from 6/18/2002 to 9/30/2002                                (.27)           9.62              (8.05)                 - (6)
Class R-3:
 Year ended 9/30/2004                                              (.79)          12.26              10.05                 58
 Year ended 9/30/2003                                              (.87)          11.88              33.71                 14
 Period from 6/21/2002 to 9/30/2002                                (.28)           9.62              (6.63)                 1
Class R-4:
 Year ended 9/30/2004                                              (.83)          12.26              10.45                 24
 Year ended 9/30/2003                                              (.91)          11.88              34.17                  9
 Period from 7/19/2002 to 9/30/2002                                (.19)           9.62              (1.58)                 - (6)
Class R-5:
 Year ended 9/30/2004                                              (.87)          12.26              10.80                 74
 Year ended 9/30/2003                                              (.94)          11.88              34.61                 75
 Period from 5/15/2002 to 9/30/2002                                (.40)           9.62             (11.41)                42



FINANCIAL HIGHLIGHTS (1)

                                                                Ratio of expenses         Ratio of expenses         Ratio of
                                                            to average net assets     to average net assets       net income
                                                            before reimbursement/       after reimbursement       to average
                                                                           waiver                waiver (4)       net assets
Class A:
 Year ended 9/30/2004                                                        .67%                     .67%             7.19%
 Year ended 9/30/2003                                                        .75                      .75              8.49
 Year ended 9/30/2002                                                        .88                      .88              9.99
 Year ended 9/30/2001                                                        .83                      .83              9.75
 Year ended 9/30/2000                                                        .82                      .82              8.87
Class B:
 Year ended 9/30/2004                                                       1.46                     1.46              6.40
 Year ended 9/30/2003                                                       1.51                     1.51              7.63
 Year ended 9/30/2002                                                       1.59                     1.59              9.28
 Year ended 9/30/2001                                                       1.57                     1.57              8.75
 Period from 3/15/2000 to 9/30/2000                                         1.52 (5)                 1.52 (5)          8.18 (5)
Class C:
 Year ended 9/30/2004                                                       1.54                     1.54              6.31
 Year ended 9/30/2003                                                       1.60                     1.60              7.49
 Year ended 9/30/2002                                                       1.67                     1.67              9.21
 Period from 3/15/2001 to 9/30/2001                                         1.70 (5)                 1.70 (5)          8.54 (5)
Class F:
 Year ended 9/30/2004                                                        .79                      .78              7.05
 Year ended 9/30/2003                                                        .84                      .84              8.26
 Year ended 9/30/2002                                                        .93                      .93              9.95
 Period from 3/15/2001 to 9/30/2001                                          .93 (5)                  .93 (5)          9.32 (5)
Class 529-A:
 Year ended 9/30/2004                                                        .76                      .76              7.12
 Year ended 9/30/2003                                                        .77                      .77              8.36
 Period from 2/19/2002 to 9/30/2002                                         1.07 (5)                 1.07 (5)         10.40 (5)
Class 529-B:
 Year ended 9/30/2004                                                       1.67                     1.67              6.20
 Year ended 9/30/2003                                                       1.73                     1.73              7.36
 Period from 2/25/2002 to 9/30/2002                                         1.82 (5)                 1.82 (5)          9.67 (5)
Class 529-C:
 Year ended 9/30/2004                                                       1.66                     1.66              6.21
 Year ended 9/30/2003                                                       1.71                     1.71              7.43
 Period from 2/19/2002 to 9/30/2002                                         1.80 (5)                 1.80 (5)          9.65 (5)
Class 529-E:
 Year ended 9/30/2004                                                       1.13                     1.13              6.75
 Year ended 9/30/2003                                                       1.18                     1.18              7.94
 Period from 3/15/2002 to 9/30/2002                                         1.27 (5)                 1.27 (5)         10.45 (5)
Class 529-F:
 Year ended 9/30/2004                                                        .88                      .88              6.99
 Year ended 9/30/2003                                                        .92                      .92              7.96
 Period from 9/16/2002 to 9/30/2002                                          .05                      .05               .77




Financial highlights (1)                                            (continued)



                                                                Ratio of expenses        Ratio of expenses          Ratio of
                                                            to average net assets    to average net assets        net income
                                                            before reimbursement/     after reimbursement/        to average
                                                                           waiver               waiver (4)        net assets
Class R-1:
 Year ended 9/30/2004                                                       1.68%                    1.56%             6.32%
 Year ended 9/30/2003                                                       2.01                     1.60              7.20
 Period from 7/11/2002 to 9/30/2002                                         2.07                      .38              2.32
Class R-2:
 Year ended 9/30/2004                                                       2.10                     1.53              6.36
 Year ended 9/30/2003                                                       2.31                     1.57              7.34
 Period from 6/18/2002 to 9/30/2002                                          .85                      .48              3.17
Class R-3:
 Year ended 9/30/2004                                                       1.15                     1.14              6.76
 Year ended 9/30/2003                                                       1.28                     1.18              7.74
 Period from 6/21/2002 to 9/30/2002                                          .51                      .36              3.21
Class R-4:
 Year ended 9/30/2004                                                        .79                      .78              7.11
 Year ended 9/30/2003                                                        .86                      .83              8.13
 Period from 7/19/2002 to 9/30/2002                                         9.55                      .14              2.25
Class R-5:
 Year ended 9/30/2004                                                        .47                      .47              7.39
 Year ended 9/30/2003                                                        .52                      .52              8.77
 Period from 5/15/2002 to 9/30/2002                                          .23                      .23              4.25

                                                                             Year ended September 30
                                                                   2004       2003        2002        2001          2000

Portfolio turnover rate for all classes of shares                   39%        41%         34%         44%           46%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement share classes (except R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF AMERICAN HIGH-INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the investment portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
November 9, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $9,031,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $9,384,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $3,144,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended September 30, 2004:                                                 1 year          Life of class

CLASS B SHARES
     Reflecting applicable contingent deferred sales charge
         (CDSC), maximum of 5%, payable only if shares are
         sold within six years of purchase                                                     +4.71%            +5.77%(1)
     Not reflecting CDSC                                                                       +9.71%           + 6.10%(1)

CLASS C SHARES
     Reflecting CDSC, maximum of 1%, payable only if shares
         are sold within one year of purchase                                                  +8.62%            +7.52%(2)
     Not reflecting CDSC                                                                       +9.62%            +7.52%(2)

CLASS F SHARES(3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                                                   +10.44%            +8.29%(2)

CLASS 529-A SHARES
     Reflecting 3.75% maximum sales charge                                                     +6.36%           +10.00%(4)
     Not reflecting maximum sales charge                                                      +10.48%           +11.61%(4)

CLASS 529-B SHARES
     Reflecting applicable CDSC, maximum of 5%, payable
         only if shares are sold within six years of purchase                                  +4.47%            +9.89%(5)
     Not reflecting CDSC                                                                       +9.47%           +11.20%(5)

CLASS 529-C SHARES
     Reflecting CDSC, maximum of 1%, payable only if shares
         are sold within one year of purchase                                                  +8.49%           +10.68%(4)
     Not reflecting CDSC                                                                       +9.49%           +10.68%(4)

CLASS 529-E SHARES(3)                                                                         +10.06%           +10.55%(6)

CLASS 529-F SHARES(3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                                                   +10.34%           +19.84%(7)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 19, 2002, when Class 529-A and Class 529-C shares were first sold.
(5) Average annual total return from February 25, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

There are several ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.11 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 through September 30, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account          Ending account        Expenses paid        Annualized
                                                  value 4/1/2004         value 9/30/2004     during period(1)     expense ratio

Class A -- actual return                         $      1,000.00            $   1,028.85             $ 3.46               .68%
Class A -- assumed 5% return                            1,000.00                1,021.66               3.45               .68
Class B -- actual return                                1,000.00                1,024.89               7.36              1.45
Class B -- assumed 5% return                            1,000.00                1,017.80               7.33              1.45
Class C -- actual return                                1,000.00                1,024.48               7.76              1.53
Class C -- assumed 5% return                            1,000.00                1,017.40               7.74              1.53
Class F -- actual return                                1,000.00                1,028.35               3.92               .77
Class F -- assumed 5% return                            1,000.00                1,021.21               3.90               .77
Class 529-A -- actual return                            1,000.00                1,028.42               3.86               .76
Class 529-A -- assumed 5% return                        1,000.00                1,021.26               3.85               .76
Class 529-B -- actual return                            1,000.00                1,023.80               8.42              1.66
Class 529-B -- assumed 5% return                        1,000.00                1,016.75               8.39              1.66
Class 529-C -- actual return                            1,000.00                1,023.85               8.37              1.65
Class 529-C -- assumed 5% return                        1,000.00                1,016.80               8.34              1.65
Class 529-E -- actual return                            1,000.00                1,026.54               5.74              1.13
Class 529-E -- assumed 5% return                        1,000.00                1,019.40               5.72              1.13
Class 529-F -- actual return                            1,000.00                1,027.86               4.42               .87
Class 529-F -- assumed 5% return                        1,000.00                1,020.71               4.41               .87
Class R-1 -- actual return                              1,000.00                1,024.35               7.92              1.56
Class R-1 -- assumed 5% return                          1,000.00                1,017.25               7.89              1.56
Class R-2 -- actual return                              1,000.00                1,024.53               7.71              1.52
Class R-2 -- assumed 5% return                          1,000.00                1,017.45               7.69              1.52
Class R-3 -- actual return                              1,000.00                1,026.52               5.79              1.14
Class R-3 -- assumed 5% return                          1,000.00                1,019.35               5.77              1.14
Class R-4 -- actual return                              1,000.00                1,028.34               3.97               .78
Class R-4 -- assumed 5% return                          1,000.00                1,021.16               3.95               .78
Class R-5 -- actual return                              1,000.00                1,029.98               2.34               .46
Class R-5 -- assumed 5% return                          1,000.00                1,022.76               2.33               .46

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                           YEAR FIRST
                                              ELECTED
                                            A TRUSTEE
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 70                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 71                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 69                               1989          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 58                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 70                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" TRUSTEES

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                         OVERSEEN BY
NAME AND AGE                                 TRUSTEE          OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 70

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 69                                16           None

Leonard R. Fuller, 58                            14           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None


"INTERESTED" TRUSTEES(4)

                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Paul G. Haaga, Jr., 55                          1987          Executive Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Abner D. Goldstine, 74                          1987          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

David C. Barclay, 48                            1995          Senior Vice President, Capital Research and
President                                                     Management Company


"INTERESTED" TRUSTEES(4)

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
NAME, AGE AND                            OVERSEEN BY
POSITION WITH FUND                           TRUSTEE          OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Paul G. Haaga, Jr., 55                           17           None
Chairman of the Board

Abner D. Goldstine, 74                           12           None
Vice Chairman of the Board

David C. Barclay, 48                              1           None
President

The statement of additional information includes additional information about fund Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS
                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

Susan M. Tolson, 42                             1997          Senior Vice President, Capital Research Company(5)
Senior Vice President

Jennifer L. Hinman, 46                          2001          Vice President and Director, Capital Research
Vice President                                                Company(5)

Kristine M. Nishiyama, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

Julie F. Williams, 56                           1987          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Susi M. Silverman, 34                           2001          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Sharon G. Moseley, 36                           2003          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. COLLEGEAMERICA IS SPONSORED BY THE VIRGINIA COLLEGE SAVINGS PLAN.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of American High-Income Trust's investments is available free of charge on the SEC website or upon request by calling AFS.

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
>  American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-921-1104P

Litho in USA RCG/L/8049-S1901

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that H. Frederick Christie, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $63,000
                                    2004             $70,000
b) Audit- Related Fees:
                                    2003             none
2004     $10,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns.
d)

                         All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $365,000
                                    2004             $323,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $378,000 for fiscal year 2003 and $855,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

AMERICAN HIGH-INCOME TRUST
Investment portfolio
September 30, 2004

                                                                                               Principal amount     Market value
BONDS AND NOTES -- 88.10%                                                                                 (000)            (000)

CONSUMER DISCRETIONARY -- 26.97%
Ford Motor Credit Co. 7.375% 2009                                                                       $38,000          $41,667
Ford Motor Credit Co. 7.875% 2010                                                                        23,300           26,018
Ford Motor Credit Co. 7.25% 2011                                                                         16,000           17,338
Ford Motor Credit Co. 7.375% 2011                                                                        36,500           39,745
General Motors Acceptance Corp. 6.125% 2006                                                               5,000            5,229
General Motors Acceptance Corp. 6.125% 2007                                                              13,500           14,232
General Motors Acceptance Corp. 6.15% 2007                                                               10,000           10,515
General Motors Acceptance Corp. 7.75% 2010                                                                6,000            6,600
General Motors Acceptance Corp. 6.875% 2011                                                              12,000           12,606
General Motors Corp. 7.20% 2011                                                                           7,250            7,688
General Motors Acceptance Corp. 7.25% 2011                                                               16,000           17,105
General Motors Acceptance Corp. 6.875% 2012                                                              21,500           22,375
Cinemark USA, Inc. 9.00% 2013                                                                            58,218           65,350
Cinemark, Inc. 0%/9.75% 2014(1)                                                                          40,050           27,735
Six Flags, Inc. 9.50% 2009                                                                               16,000           15,720
Six Flags, Inc. 8.875% 2010                                                                              36,625           34,519
Six Flags, Inc. 9.75% 2013                                                                               16,125           15,319
Six Flags, Inc. 9.625% 2014                                                                              15,650           14,711
Charter Communications Holdings, LLC and Charter Communications Holdings
   Capital Corp. 10.75% 2009                                                                              6,925            5,713
CCH II, LLC and CCH II Capital Corp. 10.25% 2010                                                         33,500           34,379
Charter Communications Holdings, LLC and Charter Communications Holdings
   Capital Corp. 0%/13.50% 2011(1)                                                                        5,525            3,978
Charter Communications Holdings, LLC and Charter Communications Holdings
   Capital Corp. 0%/11.75% 2011(1)                                                                        6,000            3,750
Charter Communications Holdings, LLC and Charter Communications Holdings
   Capital Corp. 0%/12.125% 2012(1)                                                                       2,850            1,610
Charter Communications Operating, LLC and Charter Communications Operating
   Capital Corp. 8.00% 2012(2)                                                                           12,675           12,707
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                              15,300           15,090
Hollinger Participation Trust 12.125% 2010(2),(3),(4)                                                    46,559           53,426
CanWest Media Inc., Series B, 10.625% 2011                                                               16,100           18,394
CanWest Media Inc., Series B, 7.625% 2013                                                                 3,625            3,915
J.C. Penney Co., Inc. 8.00% 2010                                                                         25,995           29,732
J.C. Penney Co., Inc. 9.00% 2012                                                                          3,005            3,666
J.C. Penney Co., Inc. 6.875% 2015                                                                        10,420           11,149
J.C. Penney Co., Inc. 7.95% 2017                                                                         13,800           16,008
J.C. Penney Co., Inc. 8.125% 2027                                                                         6,100            6,740
J.C. Penney Co., Inc. 7.625% 2097                                                                         7,875            8,190
Royal Caribbean Cruises Ltd. 7.00% 2007                                                                  18,168           19,621
Royal Caribbean Cruises Ltd. 6.75% 2008                                                                   7,340            7,845
Royal Caribbean Cruises Ltd. 8.00% 2010                                                                  13,750           15,555
Royal Caribbean Cruises Ltd. 8.75% 2011                                                                  14,900           17,470
Royal Caribbean Cruises Ltd. 6.875% 2013                                                                  6,750            7,222
Young Broadcasting Inc. 8.50% 2008                                                                       12,350           13,184
Young Broadcasting Inc. 10.00% 2011                                                                      50,560           52,330
Technical Olympic USA, Inc. 9.00% 2010                                                                   22,861           25,147
Technical Olympic USA, Inc. 9.00% 2010                                                                    5,930            6,523
Technical Olympic USA, Inc. 7.50% 2011                                                                    6,000            6,135
Technical Olympic USA, Inc. 10.375% 2012                                                                 22,180           24,952
Telenet Communications NV 9.00% 2013                                                            Euro     16,575           21,883
Telenet Group Holding NV 0%/11.50% 2014(1),(2)                                                           53,130           39,316
AMC Entertainment Inc. 9.50% 2011                                                                         7,307            7,544
AMC Entertainment Inc. 8.625% 2012(2)                                                                    10,900           11,608
AMC Entertainment Inc. 9.875% 2012                                                                       23,175           24,102
AMC Entertainment Inc. 8.00% 2014(2)                                                                     16,340           15,441
D.R. Horton, Inc. 5.00% 2009                                                                              4,000            4,090
D.R. Horton, Inc. 8.00% 2009                                                                             18,270           20,828
D.R. Horton, Inc. 9.75% 2010                                                                              6,955            8,433
D.R. Horton, Inc. 7.875% 2011                                                                             2,030            2,357
Schuler Homes, Inc. 10.50% 2011                                                                           6,280            7,253
D.R. Horton, Inc. 6.875% 2013                                                                             5,575            6,119
D.R. Horton, Inc. 5.625% 2014                                                                             8,000            8,000
Visteon Corp. 8.25% 2010                                                                                 27,250           28,817
Visteon Corp. 7.00% 2014                                                                                 25,660           24,505
Mohegan Tribal Gaming Authority 6.375% 2009                                                              36,500           38,051
Mohegan Tribal Gaming Authority 8.00% 2012                                                                7,775            8,630
Mohegan Tribal Gaming Authority 7.125% 2014(2)                                                            4,850            5,105
Quebecor Media Inc. 0%/13.75% 2011(1)                                                                     2,192            2,126
Quebecor Media Inc. 11.125% 2011                                                                         38,678           44,866
Sun Media Corp. 7.625% 2013                                                                               4,250            4,569
Toys "R" Us, Inc. 7.625% 2011                                                                             6,000            6,030
Toys "R" Us, Inc. 7.875% 2013                                                                            33,000           33,082
Toys "R" Us, Inc. 7.375% 2018                                                                             9,980            9,306
Kabel Deutschland GmbH 10.625% 2014(2)                                                                   41,730           45,694
K. Hovnanian Enterprises, Inc. 10.50% 2007                                                               12,480           14,602
K. Hovnanian Enterprises, Inc. 8.875% 2012                                                               14,475           16,248
K. Hovnanian Enterprises, Inc. 7.75% 2013                                                                 5,000            5,412
K. Hovnanian Enterprises, Inc. 6.375% 2014                                                                6,000            6,105
William Lyon Homes, Inc. 10.75% 2013                                                                     20,395           23,658
William Lyon Homes, Inc. 7.50% 2014                                                                      17,750           18,194
Argosy Gaming Co. 9.00% 2011                                                                             10,350           11,670
Argosy Gaming Co. 7.00% 2014                                                                             27,650           28,652
Boyd Gaming Corp. 9.25% 2009                                                                              6,595            7,238
Boyd Gaming Corp. 7.75% 2012                                                                             25,750           27,746
Boyd Gaming Corp. 8.75% 2012                                                                              4,500            5,040
WCI Communities, Inc. 10.625% 2011                                                                       24,425           27,661
WCI Communities, Inc. 9.125% 2012                                                                         8,450            9,464
ITT Corp. 6.75% 2005                                                                                     12,000           12,480
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                                     3,875            4,195
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012                                                    16,825           19,117
Saks Inc. 7.50% 2010                                                                                      5,000            5,375
Saks Inc. 9.875% 2011                                                                                    16,492           19,708
Saks Inc. 7.375% 2019                                                                                    10,575           10,628
Tenneco Automotive Inc., Series B, 11.625% 2009                                                          11,000           11,660
Tenneco Automotive Inc., Series B, 10.25% 2013                                                           21,000           24,045
Lenfest Communications, Inc. 7.625% 2008                                                                  6,750            7,455
Tele-Communications, Inc. 9.80% 2012                                                                      9,380           11,976
Comcast Corp. 10.625% 2012                                                                                2,245            2,952
Tele-Communications, Inc. 7.875% 2013                                                                     3,173            3,720
TCI Communications, Inc. 8.75% 2015                                                                       7,500            9,366
Antenna TV SA 9.00% 2007                                                                                  8,852            8,952
Antenna TV SA 9.75% 2008                                                                        Euro     20,750           26,171
Mirage Resorts, Inc. 6.75% 2007                                                                          $5,700            6,042
Mirage Resorts, Inc. 6.75% 2008                                                                           4,800            4,992
MGM MIRAGE 6.00% 2009                                                                                    11,000           11,206
MGM MIRAGE 6.00% 2009(2)                                                                                  7,500            7,641
MGM MIRAGE 8.50% 2010                                                                                     3,100            3,538
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013                                         28,900           33,018
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                           28,180           30,153
Dillard's, Inc. 6.69% 2007                                                                                8,000            8,340
Dillard's, Inc. 6.30% 2008                                                                                2,950            3,002
Dillard's, Inc. 6.625% 2008                                                                               5,115            5,268
Dillard's, Inc. 6.625% 2018                                                                               3,000            2,880
Mercantile Stores Company, Inc. 8.20% 2022(5)                                                             7,500            7,425
Dillard's, Inc. 7.00% 2028                                                                                3,000            2,835
Carmike Cinemas, Inc. 7.50% 2014                                                                         29,150           29,660
AOL Time Warner Inc. 6.15% 2007                                                                          20,000           21,270
AOL Time Warner Inc. 6.875% 2012                                                                          7,500            8,380
NTL Cable PLC 8.75% 2014(2),(3)                                                                          21,000           22,837
NTL Cable PLC 8.75% 2014                                                                        Euro      4,500            5,690
Blockbuster Inc. 9.00% 2012(2)                                                                           26,700           27,835
Hilton Hotels Corp. 7.625% 2008                                                                           4,700            5,287
Hilton Hotels Corp. 7.20% 2009                                                                            8,710            9,864
Hilton Hotels Corp. 8.25% 2011                                                                            5,615            6,661
Hilton Hotels Corp. 7.625% 2012                                                                           3,050            3,561
Warnaco, Inc. 8.875% 2013                                                                                22,375           25,004
TRW Automotive Acquisition Corp. 9.375% 2013                                                             14,951           17,156
TRW Automotive Acquisition Corp. 11.00% 2013                                                              5,704            6,816
Buffets, Inc. 11.25% 2010                                                                                22,400           23,856
Gray Communications Systems, Inc. 9.25% 2011                                                             20,800           23,452
Payless ShoeSource, Inc. 8.25% 2013                                                                      23,400           22,815
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009                                     5,000            5,775
Dex Media, Inc., Series B, 0%/9.00% 2013(1)                                                              16,225           11,966
Dex Media, Inc., Series B, 0%/9.00% 2013(1)                                                               2,500            1,844
Dex Media, Inc., Series B, 8.00% 2013                                                                     2,125            2,242
Regal Cinemas Corp., Series B, 9.375% 2012(6)                                                            17,750           19,791
Adelphia Communications Corp. 10.25% 2006(7)                                                              9,955            9,009
Adelphia Communications Corp. 10.25% 2011(7)                                                              6,850            6,490
Century Communications Corp. 0% 2003(7)                                                                   4,565            4,291
Stoneridge, Inc. 11.50% 2012                                                                             17,290           19,667
Harrah's Operating Co., Inc. 7.875% 2005                                                                 10,875           11,514
Harrah's Operating Co., Inc. 7.125% 2007                                                                  3,850            4,180
Harrah's Operating Co., Inc. 8.00% 2011                                                                   3,189            3,706
Office Depot, Inc. 10.00% 2008                                                                           15,375           18,142
Grupo Posadas, SA de CV 8.75% 2011(2)                                                                    17,445           17,881
PETCO Animal Supplies, Inc. 10.75% 2011                                                                  14,685           17,108
NextMedia Operating, Inc. 10.75% 2011                                                                    15,000           16,969
Aztar Corp. 7.875% 2014(2)                                                                               14,750           15,709
RH Donnelley Inc. 8.875% 2010(2)                                                                         10,605           12,037
RH Donnelley Inc. 10.875% 2012(2)                                                                         3,000            3,652
Toll Corp. 8.25% 2011                                                                                     5,500            6,126
Toll Corp. 8.25% 2011                                                                                     1,750            1,934
Toll Brothers, Inc. 6.875% 2012                                                                           6,750            7,540
MDC Holdings, Inc. 7.00% 2012                                                                            10,000           11,201
MDC Holdings, Inc. 5.50% 2013                                                                             4,000            4,072
EchoStar DBS Corp. 9.125% 2009                                                                           13,425           15,002
Beazer Homes USA, Inc. 8.375% 2012                                                                       13,250           14,707
Standard Pacific Corp. 5.125% 2009                                                                        8,500            8,479
Standard Pacific Corp. 6.25% 2014                                                                         6,000            5,985
Ryland Group, Inc. 5.375% 2008                                                                           11,000           11,495
Ryland Group, Inc. 9.75% 2010                                                                             1,625            1,810
LBI Media, Inc. 10.125% 2012                                                                             11,140           12,532
Radio One, Inc., Series B, 8.875% 2011                                                                   11,100           12,293
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375%
   2014(2)                                                                                               12,585           11,987
Liberty Media Corp. 7.75% 2009                                                                            4,750            5,276
Liberty Media Corp. 7.875% 2009                                                                           5,500            6,145
Dana Corp. 9.00% 2011                                                                                     9,350           11,337
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                            10,250           10,481
Bombardier Recreation Products 8.375% 2013(2)                                                             9,000            9,517
Sbarro, Inc. 11.00% 2009                                                                                 10,000            9,400
La Quinta Properties, Inc. 8.875% 2011                                                                    2,000            2,250
La Quinta Properties, Inc. 7.00% 2012(2)                                                                  6,500            6,882
British Sky Broadcasting Group PLC 8.20% 2009                                                             7,500            8,749
Boyds Collection, Ltd., Series B, 9.00% 2008                                                              8,122            7,797
Reader's Digest Association, Inc. 6.50% 2011                                                              7,350            7,607
Seneca Gaming Corp. 7.25% 2012(2)                                                                         7,220            7,491
Meritor Automotive, Inc. 6.80% 2009                                                                       2,200            2,266
ArvinMeritor, Inc. 8.75% 2012                                                                             4,375            4,867
Entercom Radio, LLC 7.625% 2014                                                                           6,500            7,020
Boise Cascade Corp. 7.50% 2008                                                                            2,000            2,230
Boise Cascade Corp. 9.45% 2009                                                                            3,250            4,014
Boise Cascade Corp. 6.50% 2010                                                                              420              470
Videotron Ltee 6.875% 2014                                                                                6,500            6,695
Entravision Communications Corp. 8.125% 2009                                                              6,000            6,405
Jostens IH Corp. 7.625% 2012(2)                                                                           6,325            6,388
Warner Music Group 7.375% 2014(2)                                                                         5,750            5,980
Mandalay Resort Group, Series B, 10.25% 2007                                                              5,000            5,700
Goodyear Tire & Rubber Co. 7.857% 2011                                                                    6,000            5,685
Fisher Communications, Inc. 8.625% 2014(2)                                                                5,015            5,241
Delphi Trust II, trust preferred securities, 6.197% 2033(3)                                               4,500            4,573
R.J. Tower Corp., Series B, 12.00% 2013                                                                   5,000            4,025
Globo Comunicacoes e Participacoes Ltda., Series B, 10.50% 2006(2),(7)                                    2,600            1,885
Globo Comunicacoes e Participacoes SA 10.625% 2008(2),(7)                                                 2,485            1,802
Univision Communications Inc. 7.85% 2011                                                                  3,000            3,530
YUM! Brands, Inc. 7.70% 2012                                                                              2,900            3,451
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013                                                        3,525            3,410
News America Inc. 6.75% 2038                                                                              2,990            3,341
RBS-Zero Editora Jornalistica SA 11.00% 2010(2)                                                           3,479            3,236
Lennar Corp., Series B, 9.95% 2010                                                                        2,500            2,725
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 12.00% 2010                                          2,007            2,519
Ameristar Casinos, Inc. 10.75% 2009                                                                       2,000            2,280
Dura Operating Corp., Series D, 9.00% 2009                                                                2,000            1,790
Key Plastics Holdings, Inc., Series B, 10.25% 2007(6),(7)                                                 9,650              121
                                                                                                                       2,534,349

TELECOMMUNICATION SERVICES -- 11.58%
American Tower Corp. 9.375% 2009                                                                         66,322           70,633
American Tower Corp. 7.25% 2011                                                                           5,425            5,669
American Tower Corp. 7.125% 2012(2)                                                                      26,725           26,591
American Tower Corp. 7.50% 2012                                                                          18,300           18,757
Crown Castle International Corp. 9.375% 2011                                                             15,750           18,191
Crown Castle International Corp. 10.75% 2011                                                             20,000           22,350
Crown Castle International Corp. 7.50% 2013                                                              42,000           44,205
Crown Castle International Corp., Series B, 7.50% 2013                                                   33,300           35,048
Qwest Capital Funding, Inc. 7.75% 2006                                                                   17,250           17,401
Qwest Capital Funding, Inc. 7.00% 2009                                                                   27,500           25,300
Qwest Services Corp. 13.50% 2010(2)                                                                      43,215           50,670
Qwest Corp. 8.875% 2012(2)                                                                                3,600            3,978
Qwest Services Corp. 14.00% 2014(2)                                                                      18,400           22,356
Dobson Communications Corp. 10.875% 2010                                                                 28,025           20,668
American Cellular Corp., Series B, 10.00% 2011                                                           57,050           46,496
Dobson Communications Corp. 8.875% 2013                                                                  55,835           36,293
Nextel Partners, Inc. 12.50% 2009                                                                         3,587            4,161
Nextel Partners, Inc. 8.125% 2011                                                                        72,075           76,760
Nextel Partners, Inc. 8.125% 2011(2)                                                                     16,000           17,040
Nextel Communications, Inc. 6.875% 2013                                                                  19,500           20,377
Nextel Communications, Inc. 7.375% 2015                                                                  69,650           75,222
Western Wireless Corp. 9.25% 2013                                                                        79,675           81,667
Centennial Cellular Corp. 10.75% 2008                                                                    25,051           26,178
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC
   10.125% 2013                                                                                          32,555           34,427
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
     Centennial Puerto Rico Operating Corp. 8.625% 2014(2),(3)                                           16,700           16,011
Triton PCS, Inc. 8.75% 2011                                                                              25,575           17,519
Triton PCS, Inc. 9.375% 2011                                                                             35,635           25,746
Triton PCS, Inc. 8.50% 2013                                                                              22,125           20,189
Cincinnati Bell Inc. 7.25% 2013                                                                          56,925           55,075
Sprint Capital Corp. 6.375% 2009                                                                          6,820            7,468
Sprint Capital Corp. 7.625% 2011                                                                         11,960           13,835
Sprint Capital Corp. 8.375% 2012                                                                          5,000            6,064
AirGate PCS, Inc. 9.375% 2009(2),(8)                                                                     16,253           16,578
AirGate PCS, Inc. 9.375% 2009(8)                                                                          6,000            6,120
AT&T Corp. 8.05% 2011(3)                                                                                 20,000           22,475
France Telecom 8.50% 2011(3)                                                                             14,250           17,080
AT&T Wireless Services, Inc. 8.125% 2012                                                                 10,000           12,101
US Unwired Inc., Series B, 10.00% 2012                                                                    9,150            9,539
UbiquiTel Operating Co. 9.875% 2011                                                                       5,875            6,147
UbiquiTel Operating Co. 9.875% 2011(2)                                                                    1,850            1,935
Millicom International Cellular SA 10.00% 2013(2)                                                         6,500            6,565
SpectraSite, Inc. 8.25% 2010                                                                              5,650            6,102
FairPoint Communications, Inc. 11.875% 2010                                                               4,950            5,668
PCCW-HKT Capital Ltd. 8.00% 2011(2),(3)                                                                   4,750            5,468
iPCS Escrow Co. 11.50% 2012(2)                                                                            5,000            5,275
Rogers Cantel Inc. 9.75% 2016                                                                             1,625            1,822
Cellco Finance NV 12.75% 2005                                                                             1,500            1,605
MetroPCS, Inc. 10.75% 2011                                                                                1,000            1,080
GT Group Telecom Inc. 0%/13.25% 2010(1),(6),(7)                                                          11,000               --
                                                                                                                       1,087,905

MATERIALS -- 11.50%
Lyondell Chemical Co. 9.50% 2008                                                                         10,000           10,962
Equistar Chemicals, LP 10.125% 2008                                                                      16,050           18,177
Equistar Chemicals, LP 8.75% 2009                                                                         9,315           10,083
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                                           43,875           50,237
Georgia-Pacific Corp. 7.50% 2006                                                                         11,625           12,352
Georgia-Pacific Corp. 7.375% 2008                                                                        28,700           31,426
Georgia-Pacific Corp. 8.875% 2010                                                                         9,925           11,662
Georgia-Pacific Corp. 8.125% 2011                                                                         8,475            9,831
Georgia-Pacific Corp. 9.50% 2011                                                                          2,525            3,137
Georgia-Pacific Corp. 7.70% 2015                                                                            600              687
Georgia-Pacific Corp. 8.25% 2023                                                                          7,000            7,245
Georgia-Pacific Corp. 8.875% 2031                                                                        10,095           12,291
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                         71,425           81,157
Stone Container Corp. 9.25% 2008                                                                          6,425            7,180
Stone Container Corp. 9.75% 2011                                                                         10,700           11,904
Jefferson Smurfit Corp. (U.S.) 8.25% 2012                                                                26,670           29,537
Stone Container Corp. 8.375% 2012                                                                         2,000            2,215
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                                19,375           20,537
Owens-Illinois, Inc. 8.10% 2007                                                                           5,250            5,539
Owens-Illinois, Inc. 7.35% 2008                                                                           4,440            4,601
Owens-Brockway Glass Container Inc. 8.875% 2009                                                           9,425           10,297
Owens-Illinois, Inc. 7.50% 2010                                                                           2,000            2,055
Owens-Brockway Glass Container Inc. 7.75% 2011                                                           15,985           17,104
Owens-Brockway Glass Container Inc. 8.75% 2012                                                           22,225           24,781
Abitibi-Consolidated Co. of Canada 6.95% 2006                                                             1,000            1,037
Abitibi-Consolidated Co. of Canada 5.25% 2008                                                            11,250           10,955
Abitibi-Consolidated Finance LP 7.875% 2009                                                               2,500            2,619
Abitibi-Consolidated Inc. 8.55% 2010                                                                      8,500            9,159
Abitibi-Consolidated Co. of Canada 5.38% 2011(3)                                                          8,500            8,627
Abitibi-Consolidated Co. of Canada 6.00% 2013                                                            20,240           18,722
Millennium America Inc. 9.25% 2008                                                                       21,875           24,227
Millennium America Inc. 9.25% 2008(2)                                                                    13,950           15,450
Millennium America Inc. 7.625% 2026                                                                       2,000            1,850
Graphic Packaging International, Inc. 8.50% 2011                                                         26,490           29,735
Graphic Packaging International, Inc. 9.50% 2013                                                          9,750           11,188
Potlatch Corp. 10.00% 2011                                                                               33,355           37,858
Associated Materials Inc. 9.75% 2012                                                                      1,945            2,242
Associated Materials Inc. 0%/11.25% 2014(1),(2)                                                          48,210           35,314
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                                  29,875           34,207
Kappa Beheer BV 10.625% 2009                                                                    Euro     16,250           21,606
Kappa Beheer BV 12.50% 2009                                                                               6,150            8,253
Ainsworth Lumber Co. Ltd. 7.25% 2012(2)                                                                 $12,675           12,865
Ainsworth Lumber Co. Ltd. 6.75% 2014                                                                     12,555           12,147
Ainsworth Lumber Co. Ltd. 6.75% 2014                                                                      4,400            4,257
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50%
   2014(1),(2)                                                                                           39,350           23,708
BCP Caylux Holdings Luxembourg SCA 9.625% 2014(2)                                                         4,900            5,316
Building Materials Corp. of America 8.00% 2008                                                            5,520            5,699
Building Materials Corp. of America 7.75% 2014(2)                                                        22,300           22,188
United States Steel Corp. 10.75% 2008                                                                     3,571            4,232
United States Steel Corp. 9.75% 2010                                                                     18,923           21,761
Rhodia 10.25% 2010                                                                                       20,265           21,076
Rhodia 8.875% 2011                                                                                        3,000            2,625
Nalco Co. 7.75% 2011                                                                                     20,690           22,035
Oregon Steel Mills, Inc. 10.00% 2009                                                                     19,274           21,153
Norampac Inc. 6.75% 2013                                                                                 19,850           20,793
Earle M. Jorgensen Co. 9.75% 2012                                                                        17,840           19,892
Ispat Inland ULC 9.75% 2014                                                                              17,825           19,741
Longview Fibre Co. 10.00% 2009                                                                           17,950           19,655
Luscar Coal Ltd. 9.75% 2011                                                                              15,215           17,345
Sino-Forest Corp., 9.125% 2011(2)                                                                        14,350           14,816
INVISTA 9.25% 2012(2)                                                                                    13,675           14,666
Huntsman LLC 8.80% 2011(2),(3)                                                                              825              874
Huntsman LLC 11.50% 2012(2)                                                                              11,485           12,734
Steel Dynamics, Inc. 9.50% 2009                                                                          12,050           13,436
Crompton Corp. 7.67% 2010(2),(3)                                                                          8,325            8,700
Crompton Corp. 9.875% 2012(2)                                                                             2,550            2,690
Graham Packaging Co., LP 9.875% 2014(2)                                                                   9,000            9,214
Tekni-Plex, Inc., Series B, 12.75% 2010                                                                  10,575            8,883
Smurfit Capital Funding PLC 6.75% 2005                                                                    3,175            3,286
JSG Funding PLC 9.625% 2012                                                                               1,650            1,873
JSG Funding PLC 15.50% 2013(4)                                                                            2,832            3,299
Ball Corp. 6.875% 2012                                                                                    7,500            8,025
Peabody Energy Corp., Series B, 6.875% 2013                                                               7,000            7,595
UCAR Finance Inc. 10.25% 2012                                                                             5,551            6,384
Georgia Gulf Corp. 7.125% 2013                                                                            6,000            6,255
Allegheny Technologies, Inc. 8.375% 2011                                                                  5,000            5,350
AK Steel Corp. 7.75% 2012                                                                                 2,650            2,604
Airgas, Inc. 6.25% 2014                                                                                   2,500            2,512
Indah Kiat Finance Mauritius Ltd. 10.00% 2007(7)                                                            125               67
Indah Kiat International Finance Co. BV 11.875% 2002(9)                                                   2,250            1,406
Pindo Deli Finance Mauritius Ltd. 10.75% 2007(7)                                                            550              172
Pindo Deli Finance Mauritius Ltd. 10.25% 2002(9)                                                          2,500              781
APP International Finance Co. BV 11.75% 2005(7)                                                             275              142
                                                                                                                       1,080,298

UTILITIES -- 6.28%
Southern California Edison, First and Ref. Mortgage Bonds, 8.00% 2007                                     3,750            4,153
Edison Mission Energy 10.00% 2008                                                                        22,300           26,202
Mission Energy Holding Co. 13.50% 2008                                                                   35,600           45,212
Edison Mission Energy 7.73% 2009                                                                         40,250           42,464
Edison Mission Energy 9.875% 2011                                                                        30,625           35,831
Midwest Generation, LLC, Series B, 8.56% 2016(5)                                                         25,350           26,633
Homer City Funding LLC 8.734% 2026(5)                                                                     9,495           10,682
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034                                             19,250           21,079
AES Corp. 10.00% 2005(2),(5)                                                                              8,553            8,724
AES Corp. 9.50% 2009                                                                                     19,357           21,728
AES Corp. 9.375% 2010                                                                                    10,569           11,956
AES Corp. 8.75% 2013(2)                                                                                  43,985           49,813
AES Corp. 9.00% 2015(2)                                                                                  15,150           17,157
AES Red Oak, LLC, Series B, 9.20% 2029(5)                                                                 7,000            7,875
Dynegy Holdings Inc. 9.875% 2010(2)                                                                      22,025           24,998
Dynegy Holdings Inc. 6.875% 2011                                                                          2,000            1,915
Dynegy Holdings Inc. 10.125% 2013(2)                                                                     43,390           50,115
Nevada Power Co., Series A, 8.25% 2011                                                                    5,500            6,187
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25%
   2012(2)                                                                                                3,000            3,075
Nevada Power Co., Series I, 6.50% 2012(2)                                                                 3,375            3,502
Nevada Power Co., General and Ref. Mortgage Notes, Series G, 9.00% 2013                                  29,605           34,194
Sierra Pacific Resources 8.625% 2014(2)                                                                  14,575           15,887
AES Gener SA 7.50% 2014(2)                                                                               31,850           32,168
Drax Group Ltd., Class A-1, 7.538% 2015(2),(3)                                                  Pound     4,127            7,476
Drax Group Ltd., Class A-2, unit, 9.02% 2015(2),(3),(10)                                                  4,746           14,874
Drax Group Ltd., Class B, 7.02% 2025(2),(3)                                                               3,491            5,992
PSEG Energy Holdings Inc. 8.625% 2008                                                                    17,089           18,926
Enersis SA 7.375% 2014                                                                                   15,000           15,753
Duke Capital Corp. 7.50% 2009                                                                             9,500           10,836
Duke Capital LLC 5.668% 2014                                                                              2,000            2,044
FPL Energy American Wind, LLC 6.639% 2023(2),(5)                                                          8,170            8,590
TNP Enterprises, Inc., Series B, 10.25% 2010                                                              4,250            4,590
                                                                                                                         590,631

INDUSTRIALS -- 5.92%
Allied Waste North America, Inc., Series B, 7.625% 2006                                                   2,500            2,622
Allied Waste North America, Inc. 8.50% 2008                                                              16,500           17,985
Allied Waste North America, Inc., Series B, 8.875% 2008                                                  16,750           18,257
Allied Waste North America, Inc., Series B, 6.50% 2010                                                   14,500           14,427
Allied Waste North America, Inc., Series B, 5.75% 2011                                                   13,700           13,084
Allied Waste North America, Inc., Series B, 9.25% 2012                                                    3,000            3,353
Allied Waste North America, Inc., Series B, 6.125% 2014                                                  10,000            9,375
Allied Waste North America, Inc., Series B, 7.375% 2014                                                  16,950           16,399
Northwest Airlines, Inc. 7.625% 2005                                                                      2,000            1,980
Northwest Airlines, Inc. 8.875% 2006                                                                     20,740           17,525
Northwest Airlines, Inc. 8.70% 2007                                                                       3,600            2,646
Northwest Airlines, Inc. 9.875% 2007                                                                     20,425           15,523
Northwest Airlines, Inc. 7.875% 2008                                                                     17,900           12,083
Northwest Airlines, Inc. 10.00% 2009                                                                     18,205           12,652
Terex Corp. 9.25% 2011                                                                                   22,150           24,919
Terex Corp., Class B, 10.375% 2011                                                                        7,700            8,740
Terex Corp. 7.375% 2014                                                                                  11,750           12,396
Jacuzzi Brands, Inc. 9.625% 2010                                                                         27,250           30,248
Tyco International Group SA 6.125% 2008                                                                  12,500           13,569
Tyco International Group SA 6.125% 2009                                                                  11,500           12,515
Tyco International Group SA 6.375% 2011                                                                   2,500            2,769
Continental Airlines, Inc. 8.00% 2005                                                                    13,815           12,710
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.487% 2012                                         5,000            4,877
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012(5)                                        5,429            4,062
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017(5)                                        3,417            2,682
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022(5)                                      2,968            2,896
United Rentals (North America), Inc., Series B, 6.50% 2012                                               23,125           22,373
United Rentals (North America), Inc., Series B, 7.00% 2014                                                3,000            2,678
Nortek, Inc. 8.50% 2014(2)                                                                               23,270           24,492
Delta Air Lines, Inc. 7.70% 2005                                                                         18,875            8,305
Delta Air Lines, Inc. 10.00% 2008                                                                        15,750            4,804
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2010                                                 2,500            1,294
Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.619% 2011(5)                                           3,119            2,839
Delta Air Lines, Inc. 9.75% 2021                                                                          2,200              550
Delta Air Lines, Inc. 10.375% 2022                                                                        3,000              750
Delta Air Lines, Inc. 8.30% 2029                                                                         11,500            2,760
Koppers Inc. 9.875% 2013                                                                                 18,875           20,951
American Standard Inc. 8.25% 2009                                                                        10,190           11,769
American Standard Inc. 7.625% 2010                                                                        6,300            7,166
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012(2)                                         15,525           16,457
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                                  15,241           15,527
TFM, SA de CV 10.25% 2007                                                                                 2,295            2,387
TFM, SA de CV 11.75% 2009                                                                                 9,600            9,744
TFM, SA de CV 12.50% 2012                                                                                 2,310            2,576
Bombardier Capital Inc., Series A, 6.125% 2006(2)                                                         7,500            7,442
Bombardier Inc. 6.75% 2012(2)                                                                             4,000            3,655
Bombardier Inc. 6.30% 2014(2)                                                                             2,000            1,730
Argo-Tech Corp. 9.25% 2011(2)                                                                            10,850           11,691
AGCO Corp. 9.50% 2008                                                                                     5,250            5,696
AGCO Corp. 6.875% 2014                                                                          Euro      3,750            4,613
Kansas City Southern Railway Co. 9.50% 2008                                                              $3,375            3,713
Kansas City Southern Railway Co. 7.50% 2009                                                               5,615            5,769
DRS Technologies, Inc. 6.875% 2013                                                                        7,145            7,467
Standard Aero Holdings, Inc. 8.25% 2014(2)                                                                6,450            6,708
Cummins Inc. 9.50% 2010                                                                                   5,550            6,438
PHH Corp. 7.125% 2013                                                                                     5,000            5,728
Synagro Technologies, Inc. 9.50% 2009                                                                     5,200            5,590
Esterline Technologies Corp. 7.75% 2013                                                                   5,000            5,375
Laidlaw International, Inc. 10.75% 2011                                                                   4,225            4,843
Stericycle, Inc., Series B, 12.375% 2009                                                                  3,407            3,731
Alliant Techsystems Inc. 8.50% 2011                                                                       3,000            3,285
Worldspan, LP and WS Financing Corp. 9.625% 2011                                                          3,304            3,015
Protection One Alarm Monitoring, Inc. 13.625% 2005(3),(6)                                                 3,543            3,012
WMX Technologies, Inc. 7.10% 2026                                                                         2,150            2,397
NMHG Holding Co. 10.00% 2009                                                                              2,000            2,210
International Shipholding Corp., Series B, 7.75% 2007                                                     1,950            2,106
AMR Corp. 9.00% 2012                                                                                      2,000            1,230
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11%
   2006(5),(7)                                                                                            1,907              705
United Air Lines, Inc. 9.00% 2003(7)                                                                      3,000              191
                                                                                                                         556,056

CONSUMER STAPLES -- 5.65%
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   9.50% 2010                                                                                            16,750           18,258
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   10.75% 2011                                                                                           15,575           17,288
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                       55,247           59,391
Koninklijke Ahold NV 5.875% 2008                                                                Euro     15,750           20,598
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                    39,070           40,633
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                    18,220           20,634
Ahold Finance U.S.A., Inc. 6.50% 2017                                                           Pound     1,375            2,404
Ahold Lease Pass Through Trust, Series 2001-A-1, 7.82% 2020(5)                                            3,783            4,012
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025(5)                                            5,500            5,875
Pathmark Stores, Inc. 8.75% 2012                                                                         54,965           51,667
Jean Coutu Group (PJC) Inc. 7.625% 2012(2)                                                                1,425            1,457
Jean Coutu Group (PJC) Inc. 8.50% 2014(2)                                                                43,525           43,416
Delhaize America, Inc. 8.125% 2011                                                                       23,645           27,121
Delhaize America, Inc. 9.00% 2031                                                                        10,000           12,083
Gold Kist Inc. 10.25% 2014(2)                                                                            32,475           36,210
Rite Aid Corp. 6.875% 2013                                                                               17,800           15,664
Rite Aid Corp. 9.25% 2013                                                                                11,250           11,588
Rite Aid Corp. 7.70% 2027                                                                                 6,280            5,291
Rite Aid Corp. 6.875% 2028                                                                                4,000            3,050
Winn-Dixie Stores, Inc. 8.875% 2008                                                                      28,650           23,493
Winn Dixie Pass-through Trust, Series 1999-1, Class A-1, 7.803% 2017(2),(5)                               3,103            2,314
Playtex Products, Inc. 8.00% 2011                                                                        14,625           15,576
Playtex Products, Inc. 9.375% 2011                                                                        5,750            5,923
Stater Bros. Holdings Inc. 5.38% 2010(2),(3)                                                              5,450            5,559
Stater Bros. Holdings Inc. 8.125% 2012(2)                                                                12,125           12,762
Constellation Brands, Inc. 8.125% 2012                                                                   16,000           17,640
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                          14,750           15,709
Del Monte Corp., Series B, 8.625% 2012                                                                   10,550           11,790
Fage Dairy Industry SA 9.00% 2007                                                                        10,000           10,100
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011                                         7,300            7,939
Dole Food Co., Inc. 8.875% 2011                                                                           5,210            5,692
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                          300              231
                                                                                                                         531,368

INFORMATION TECHNOLOGY -- 5.52%
Solectron Corp., Series B, 7.375% 2006                                                                   13,095           13,652
Solectron Corp. 9.625% 2009                                                                              54,425           60,548
Electronic Data Systems Corp. 6.85% 2004                                                                  5,000            5,004
Electronic Data Systems Corp. 7.125% 2009                                                                32,300           34,731
Electronic Data Systems Corp., Series B, 6.50% 2013(3)                                                   27,790           28,076
Sanmina-SCI Corp. 10.375% 2010                                                                           51,750           59,448
ON Semiconductor Corp. and Semiconductor Components Industries, LLC 13.00%
   2008(3)                                                                                               22,566           25,387
ON Semiconductor Corp. and Semiconductor Components Industries, LLC 12.00% 2010                          11,260           13,005
Semiconductor Note Participation Trust 0% 2011(2)                                                         8,420           11,409
Micron Technology, Inc. 6.50% 2005(2)                                                                    45,000           44,550
Nortel Networks Ltd. 6.125% 2006                                                                         35,075           35,952
Xerox Corp. 9.75% 2009                                                                                    2,000            2,340
Xerox Corp. 7.125% 2010                                                                                  22,750           24,399
Xerox Corp. 7.625% 2013                                                                                   5,000            5,425
Motorola, Inc. 7.625% 2010                                                                                7,000            8,202
Motorola, Inc. 8.00% 2011                                                                                14,235           17,134
Motorola, Inc. 7.50% 2025                                                                                 2,000            2,301
Motorola, Inc. 5.22% 2097                                                                                 4,550            3,549
Lucent Technologies Inc. 7.25% 2006                                                                      15,000           15,975
Lucent Technologies Inc. 5.50% 2008                                                                       8,500            8,543
Viasystems, Inc. 10.50% 2011                                                                             24,815           23,698
Amkor Technology, Inc. 9.25% 2008                                                                         4,475            4,184
Amkor Technology, Inc. 7.75% 2013                                                                        16,250           13,406
Jabil Circuit, Inc. 5.875% 2010                                                                          14,750           15,449
Flextronics International Ltd. 9.75% 2010                                                       Euro     11,310           15,389
Iron Mountain Inc. 8.625% 2013                                                                            2,000            2,180
Iron Mountain Inc. 7.75% 2015                                                                            11,200           11,928
Freescale Semiconductor, Inc. 6.875% 2011(2)                                                              9,875           10,319
Hyundai Semiconductor America, Inc. 8.625% 2007(2)                                                        2,600            2,530
Exodus Communications, Inc. 11.625% 2010(6),(7)                                                           3,851                0
                                                                                                                         518,713

ENERGY -- 3.98%
Port Arthur Finance Corp. 12.50% 2009(5)                                                                  1,697            1,986
Premcor Refining Group Inc. 9.25% 2010                                                                   12,675           14,450
Premcor Refining Group Inc. 6.125% 2011                                                                   6,000            6,240
Premcor Refining Group Inc. 6.75% 2011                                                                   23,700           25,359
Premcor Refining Group Inc. 7.75% 2012                                                                   33,650           36,847
Premcor Refining Group Inc. 9.50% 2013                                                                   34,625           40,944
Premcor Refining Group Inc. 6.75% 2014                                                                    5,000            5,200
Premcor Refining Group Inc. 7.50% 2015                                                                   23,900           25,812
Petrozuata Finance, Inc., Series B, 8.22% 2017(2),(5)                                                    49,190           48,698
Petrozuata Finance, Inc., Series B, 8.22% 2017(5)                                                         8,900            8,811
Newfield Exploration Co., Series B, 7.45% 2007                                                            1,750            1,916
Newfield Exploration Co. 7.625% 2011                                                                      3,500            3,938
Newfield Exploration Co. 8.375% 2012                                                                     23,500           26,555
Newfield Exploration Co. 6.625% 2014(2)                                                                  17,500           18,331
General Maritime Corp. 10.00% 2013                                                                       40,700           46,449
Overseas Shipholding Group, Inc. 8.25% 2013                                                              14,000           15,540
Overseas Shipholding Group, Inc. 8.75% 2013                                                               7,820            8,876
Teekay Shipping Corp. 8.875% 2011                                                                        19,625           22,299
Williams Companies, Inc. 8.125% 2012                                                                      3,000            3,473
Williams Companies, Inc. 8.75% 2032                                                                       8,500            9,541
Pemex Project Funding Master Trust 7.875% 2009                                                            1,400            1,565
Pemex Project Funding Master Trust 8.625% 2022                                                            1,170            1,333
                                                                                                                         374,163

HEALTH CARE -- 3.21%
Tenet Healthcare Corp. 6.375% 2011                                                                       30,260           27,310
Tenet Healthcare Corp. 7.375% 2013                                                                       12,590           11,898
Tenet Healthcare Corp. 9.875% 2014(2)                                                                    37,200           39,060
Quintiles Transnational Corp. 10.00% 2013                                                                46,900           49,949
Pharma Services Intermediate Holding Corp. 0%/11.50% 2014(1),(2)                                         22,600           14,351
Concentra Operating Corp. 9.50% 2010                                                                     24,600           27,306
Concentra Operating Corp. 9.125% 2012(2)                                                                  7,025            7,728
Columbia/HCA Healthcare Corp. 6.91% 2005                                                                 13,250           13,553
Columbia/HCA Healthcare Corp. 7.00% 2007                                                                  8,255            8,825
HCA -- The Healthcare Co. 7.875% 2011                                                                     1,250            1,415
Universal Hospital Services, Inc., Series B, 10.125% 2011                                                18,000           18,360
Triad Hospitals, Inc. 7.00% 2012                                                                         17,000           17,850
Team Health, Inc. 9.00% 2012(2)                                                                          17,175           17,175
US Oncology, Inc. 9.00% 2012(2)                                                                           6,945            7,223
US Oncology, Inc. 10.75% 2014(2)                                                                          6,000            6,195
MedCath Holdings Corp. 9.875% 2012(2)                                                                    11,500           12,075
Athena Neurosciences Finance, LLC 7.25% 2008                                                              8,000            8,140
Medical Device Manufacturing, Inc. 10.00% 2012(2)                                                         7,250            7,721
Health Net, Inc. 9.875% 2011(3)                                                                           5,000            6,170
                                                                                                                         302,304

NON-U.S. GOVERNMENT OBLIGATIONS -- 2.99%
Brazil (Federal Republic of), Debt Conversion Bond, Series L, Bearer, 2.125%
   2012(3)                                                                                                6,118            5,705
Brazil (Federal Republic of) 10.25% 2013                                                                 26,500           29,455
Brazil (Federal Republic of), Bearer 8.00% 2014(4)                                                        7,578            7,498
Brazil (Federal Republic of) 8.875% 2024                                                                  1,895            1,825
Brazil (Federal Republic of) 11.00% 2040                                                                 13,110           14,713
Russian Federation 8.25% 2010                                                                             6,000            6,539
Russian Federation 8.25% 2010(2)                                                                          2,500            2,725
Russian Federation 12.75% 2028                                                                            8,000           12,220
Russian Federation 5.00% 2030(3)                                                                         25,865           25,024
United Mexican States Government, Series M10, 10.50% 2011                                       MXP      12,319            1,153
United Mexican States Government Eurobonds, Global 7.50% 2012                                            $1,450            1,638
United Mexican States Government Eurobonds, Global 6.375% 2013                                            6,000            6,333
United Mexican States Government, Series MI10, 8.00% 2013                                       MXP      33,400            2,583
United Mexican States Government Eurobonds 11.375% 2016                                                  $6,751            9,958
United Mexican States Government Global 8.125% 2019                                                       1,663            1,912
United Mexican States Government 8.00% 2023                                                     MXP     116,636            8,097
United Mexican States Government Global 8.30% 2031                                                     $  3,020            3,443
United Mexican States Government Global 7.50% 2033                                                        2,285            2,407
Panama (Republic of) 10.75% 2020                                                                            415              500
Panama (Republic of) Global 9.375% 2023                                                                  18,708           20,485
Panama (Republic of) 8.875% 2027                                                                          3,500            3,693
Panama (Republic of) 8.125% 2034                                                                          3,150            3,056
Peru (Republic of) 9.125% 2012                                                                            4,909            5,523
Peru (Republic of) 9.875% 2015                                                                            7,500            8,663
Peru (Republic of) 8.375% 2016                                                                            2,500            2,613
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017(3)                                                 383              351
Turkey (Republic of) Treasury Bill 0% 2004                                                    TRL 5,000,000,000            3,206
Turkey (Republic of) Treasury Bill 0% 2005                                                       15,000,000,000            7,636
Turkey (Republic of) Treasury Bill 0% 2005                                                       11,000,000,000            5,995
Colombia (Republic of) 10.00% 2012                                                                       $1,500            1,670
Colombia (Republic of) Global 10.75% 2013                                                                 6,800            7,827
Colombia (Republic of) 11.75% 2020                                                                        4,000            4,910
Colombia (Republic of) Global 10.375% 2033                                                                  700              763
Venezuela (Republic of) 10.75% 2013                                                                       6,000            6,756
Venezuela (Republic of) 9.25% 2027                                                                        4,630            4,574
Venezuela (Republic of) 9.375% 2034                                                                       3,000            2,972
Ukraine Government 7.65% 2013(2)                                                                          7,400            7,437
Ukraine Government 7.65% 2013                                                                             3,000            3,015
Dominican Republic 9.50% 2006(2)                                                                          3,130            2,692
Dominican Republic 9.50% 2006                                                                             1,250            1,075
Dominican Republic 9.04% 2013(2)                                                                          6,095            4,754
Dominican Republic 2.438% 2024(3)                                                                           500              373
State of Qatar 9.75% 2030                                                                                 3,500            5,049
Ecuador (Republic of) 8.00% 2030(3)                                                                       5,550            4,516
Guatemala (Republic of) 10.25% 2011(2)                                                                    1,000            1,170
Guatemala (Republic of) 10.25% 2011                                                                       1,000            1,170
Guatemala (Republic of) 9.25% 2013(2)                                                                     1,500            1,688
Banque Centrale de Tunisie 7.375% 2012                                                                    3,500            3,994
Argentina (Republic of) Global 15.50% 2008(11)                                                            1,500              458
Argentina (Republic of) 11.75% 2009(11)                                                                      75               23
Argentina (Republic of) 1.98% 2012(3)                                                                     2,380            1,757
Argentina (Republic of) Global 12.25% 2018(4),(11)                                                        2,860              855
Argentina (Republic of) Global 12.00% 2031(4),(11)                                                           53               16
El Salvador (Republic of) 7.75% 2023(2)                                                                   2,775            3,004
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014(2)                                                  2,000            2,255
Indonesia (Republic of) 6.75% 2014(2)                                                                     1,250            1,216
                                                                                                                         280,938

FINANCIALS -- 2.97%
Host Marriott, LP, Series E, 8.375% 2006                                                                  6,450            6,837
Host Marriott, LP, Series G, 9.25% 2007                                                                   3,675            4,134
Host Marriott, LP, Series I, 9.50% 2007                                                                   2,050            2,281
HMH Properties, Inc., Series B, 7.875% 2008                                                                 341              353
Host Marriott, LP, Series L, 7.00% 2012(2)                                                               16,450           17,396
Host Marriott, LP, Series K, 7.125% 2013                                                                 17,200           18,146
Capital One Financial Corp. 7.25% 2006                                                                    2,500            2,653
Capital One Financial Corp. 8.75% 2007                                                                   19,800           22,095
Capital One Financial Corp. 7.125% 2008                                                                   5,000            5,514
Capital One Bank 6.50% 2013                                                                              12,500           13,692
LaBranche and Co., Inc. 9.50% 2009(2)                                                                    29,700           29,849
LaBranche and Co., Inc. 11.00% 2012(2)                                                                    6,000            6,195
iStar Financial, Inc. 7.00% 2008                                                                          7,060            7,659
iStar Financial, Inc. 8.75% 2008                                                                          1,714            1,973
iStar Financial, Inc., Series B, 4.875% 2009                                                              2,000            2,014
iStar Financial, Inc. 6.00% 2010                                                                          9,600           10,037
iStar Financial, Inc., Series B, 5.70% 2014                                                               2,500            2,518
MBNA Corp. 5.625% 2007                                                                                   10,000           10,561
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                                         7,500            8,373
Kazkommerts International BV 8.50% 2013(2)                                                                7,000            7,140
Kazkommerts International BV 7.875% 2014(2)                                                              10,000            9,675
Providian Financial Corp., Series A, 9.525% 2027(2)                                                      15,000           15,525
Crescent Real Estate LP 7.50% 2007                                                                       12,320           12,659
FelCor Lodging LP 9.00% 2011(3)                                                                           9,155           10,116
Rouse Co. 3.625% 2009                                                                                     1,551            1,450
Rouse Co. 7.20% 2012                                                                                      6,500            6,995
Advanta Capital Trust I, Series B, 8.99% 2026                                                             9,000            8,190
UFJ Finance Aruba AEC 6.75% 2013                                                                          6,745            7,491
Sovereign Capital Trust I 9.00% 2027                                                                      5,000            5,622
Chevy Chase Bank, FSB 6.875% 2013                                                                         5,500            5,583
Refco Finance Holdings 9.00% 2012(2)                                                                      5,000            5,363
Mangrove Bay Pass Through Trust 6.102% 2033(2),(3),(5)                                                    5,000            5,106
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026                                          4,500            4,928
Korea First Bank 7.267% 2034(2),(3)                                                                         870              895
                                                                                                                         279,018

U.S. TREASURY NOTES & BONDS -- 0.68%
U.S. Treasury Obligations 5.75% 2005                                                                     14,000           14,540
U.S. Treasury Obligations 7.50% 2005                                                                      6,000            6,125
U.S. Treasury Obligations 3.25% 2007                                                                      5,000            5,056
U.S. Treasury Obligations 6.625% 2007                                                                    25,000           27,418
U.S. Treasury Obligations 4.75% 2008                                                                     10,000           10,605
                                                                                                                          63,744

MUNICIPALS -- 0.40%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco
   Settlement Asset-backed Bonds, 6.125% 2027(5)                                                        $25,735     $     24,728
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 4.375% 2019                                                           4,000            4,007
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 6.125% 2024                                                           5,000            4,855
State of Louisiana, Tobacco Settlement Auth., Asset-backed Bonds, Series
   2001-B, 5.50% 2030                                                                                     4,500            4,001
                                                                                                                          37,591

ASSET BACKED -- 0.24%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class
   FX, 10.421% 2007(2),(5)                                                                               16,500           17,220
Mediterranean Re PLC, Class B, 7.57% 2005(2),(3),(5)                                                      5,000            5,138
                                                                                                                          22,358

GOVERNMENT AGENCY OBLIGATIONS -- 0.21%
Freddie Mac 4.25% 2005                                                                                   20,000           20,290


TOTAL BONDS AND NOTES (cost: $7,851,752,000)                                                                           8,279,726


                                                                                               Principal amount
CONVERTIBLE SECURITIES -- 3.28%                                                                 (000) or shares

CONSUMER DISCRETIONARY -- 1.36%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010                               Euro     59,550           74,922
Amazon.com, Inc. 4.75% convertible subordinated debentures 2009                                          $8,825            8,803
Six Flags, Inc. 7.25% PIERS convertible preferred 2009                                                    1,000 shares    20,600
General Motors Corp., Series B, 5.25% convertible debentures 2032                                        12,500           11,955
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
   2032                                                                                                     161            8,396
Gray Communications Systems, Inc., Series C, 8.00% convertible preferred
   2012(2),(4),(6)                                                                                          300            3,244
                                                                                                                         127,920

INFORMATION TECHNOLOGY -- 0.92%
Celestica Inc. 0% convertible debentures 2020                                                           $32,625           17,984
Fairchild Semiconductor Corp. 5.00% convertible notes 2008                                               17,850           17,783
Micron Technology, Inc. 2.50% convertible note 2010                                                       5,000            6,050
Micron Technology, Inc. 2.50% convertible notes 2010(2)                                                   8,000            9,680
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                                         14,700           13,083
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                         12,000           11,340
Amkor Technology, Inc. 5.75% convertible notes 2006                                                       6,800            5,984
LSI Logic Corp. 4.00% convertible notes 2006                                                              3,000            2,962
Cypress Semiconductor Corp. 3.75% convertible subordinated notes 2005                                     1,525            1,514
                                                                                                                          86,380

FINANCIALS -- 0.32%
Providian Financial Corp. 3.25% convertible debentures 2005                                              20,000           19,800
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008                                  200 shares    10,170
                                                                                                                          29,970

TELECOMMUNICATION SERVICES -- 0.30%
American Tower Corp. 5.00% convertible debentures 2010                                                  $25,925           25,666
Dobson Communications Corp., Series F, 6.00% convertible preferred(2),(6)                                    58 shares     2,744
                                                                                                                          28,410

UTILITIES -- 0.22%
AES Trust VII 6.00% convertible preferred 2008                                                              440           20,347


INDUSTRIALS -- 0.16%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031(2)                                          $180        $  14,690


TOTAL CONVERTIBLE SECURITIES (cost: $247,459,000)                                                                        307,717


WARRANTS -- 0.08%                                                                                        Shares

TELECOMMUNICATION SERVICES -- 0.08%
American Tower Corp., warrants, expire 2008(2),(12)                                                      38,250            7,076
XO Communications, Inc., Series A, warrants, expire 2010(12)                                             37,767               31
XO Communications, Inc., Series B, warrants, expire 2010(12)                                             28,325               17
XO Communications, Inc., Series C, warrants, expire 2010(12)                                             28,325               11
KMC Telecom Holdings, Inc., warrants, expire 2008(2),(6),(12)                                            22,500                0
GT Group Telecom Inc., warrants, expire 2010(2),(6),(12)                                                 11,000                0
Allegiance Telecom, Inc., warrants, expire 2008(2),(6),(12)                                               5,000                0
                                                                                                                           7,135

INDUSTRIALS -- 0.00%
Protection One, Inc., warrants, expire 2005(2),(6),(12)                                                  30,400                2


TOTAL WARRANTS (cost: $1,233,000)                                                                                          7,137


PREFERRED STOCKS -- 2.49%

FINANCIALS -- 2.33%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
   (undated)(2),(3)                                                                                  61,565,000           72,315
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
   (undated)(2),(3)                                                                                  51,675,000           59,336
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
   securities(2)                                                                                      1,125,000           30,600
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual
   preferred capital securities(2)                                                                      546,648           15,088
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred
   (undated)(2),(3)                                                                                  24,250,000           28,546
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated)(2),(3)                         8,480,000           10,022
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred                            55,994            3,234
                                                                                                                         219,141

TELECOMMUNICATION SERVICES -- 0.15%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009(6)                                 30,187           13,584
Dobson Communications Corp. 12.25% senior exchangeable preferred 2008(4),(6)                              2,000              900
XO Communications, Inc. 14.00% preferred 2009(4),(12)                                                        40               --
                                                                                                                          14,484

CONSUMER STAPLES -- 0.01%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS preferred 2039                                       18,500              388

CONSUMER DISCRETIONARY -- 0.00%
Adelphia Communications Corp., Series B, 13.00% preferred 2009(12)                                       36,196              226

INFORMATION TECHNOLOGY -- 0.00%
ZiLOG, Inc. -- MOD III Inc., units(6),(8),(12)                                                            1,868                0


TOTAL PREFERRED STOCKS (cost: $202,294,000)                                                                              234,239



                                                                                                                   Market amount
COMMON STOCKS -- 1.57%                                                                                   Shares            (000)

TELECOMMUNICATION SERVICES -- 1.04%
NTELOS Inc.(2),(6),(8),(12)                                                                           1,983,310         $ 59,678
Nextel Communications, Inc., Class A(12)                                                                613,418           14,624
AirGate PCS, Inc.(2),(8),(12)                                                                           671,293           13,157
Dobson Communications Corp., Class A(2),(12)                                                          5,754,785            7,654
VersaTel Telecom International NV(12)                                                                   779,280            1,549
Netia SA(12)                                                                                            327,966              388
Cincinnati Bell Inc.(12)                                                                                 70,740              247
XO Communications, Inc.(12)                                                                              18,882               60
                                                                                                                          97,357

FINANCIALS -- 0.25%
Federal Realty Investment Trust                                                                         327,000           14,388
iStar Financial, Inc.                                                                                   130,000            5,360
Equity Office Properties Trust                                                                          150,000            4,087
                                                                                                                          23,835

INFORMATION TECHNOLOGY -- 0.14%
Fairchild Semiconductor International, Inc.(12)                                                         500,000            7,085
ZiLOG, Inc.(8),(12)                                                                                   1,140,500            6,581
                                                                                                                          13,666

CONSUMER DISCRETIONARY -- 0.09%
Emmis Communications Corp., Class A(12)                                                                 201,000            3,630
Viacom Inc., Class B, nonvoting                                                                          63,225            2,122
Clear Channel Communications, Inc.                                                                       51,012            1,590
Radio One, Inc., Class D, nonvoting(12)                                                                  44,000              626
Radio One, Inc., Class A(12)                                                                             22,000              314
                                                                                                                           8,282

INDUSTRIALS -- 0.03%
DigitalGlobe, Inc.(2),(6),(12)                                                                        3,064,647            3,065

CONSUMER STAPLES -- 0.01%
Winn-Dixie Stores, Inc.                                                                                 250,000              772

HEALTH CARE -- 0.01%
Clarent Hospital Corp.(6),(8),(12)                                                                      576,849              721


TOTAL COMMON STOCKS (cost: $186,451,000)                                                                                 147,698




                                                                                               Principal amount    Market amount
SHORT-TERM SECURITIES -- 3.32%                                                                            (000)            (000)

Wal-Mart Stores Inc. 1.50%-1.67% due 10/5-11/2/2004(2)                                                 $ 69,400     $     69,331
DuPont (E.I.) de Nemours & Co. 1.61%-1.76% due 10/12-11/18/2004(13)                                      54,300           54,228
Eli Lilly and Co. 1.54%-1.56% due 10/18-10/27/2004(2),(13)                                               47,400           47,355
U.S. Treasury Bills 1.41%-1.475% due 10/28/2004                                                          42,850           42,805
CAFCO, LLC 1.53% due 10/4/2004(2)                                                                        21,300           21,296
Federal Home Loan Bank 1.52% due 10/5/2004                                                               20,300           20,296
IBM Capital Inc. 1.53% due 10/6/2004(2)                                                                  18,647           18,642
Pfizer Inc 1.54% due 10/6/2004(2)                                                                        15,348           15,344
Private Export Funding Corp. 1.74% due 10/21/2004(2)                                                     12,200           12,187
Park Avenue Receivables Corp., LLC 1.60% due 10/4/2004(2)                                                10,000            9,998


TOTAL SHORT-TERM SECURITIES (cost: $311,480,000)                                                                         311,482


TOTAL INVESTMENT SECURITIES (cost: $8,800,669,000)                                                                     9,287,999
Other assets less liabilities                                                                                            108,847

NET ASSETS                                                                                                            $9,396,846

(1) Step bond; coupon rate will increase at a later date.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,976,090,000, which represented 21.03% of the net assets of the fund.
(3) Coupon rate may change periodically.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Valued under fair value procedures adopted by authority of the Board of Trustees.
(7) Company not making scheduled interest payments; bankruptcy proceedings pending.
(8) Represents an affiliated company as defined under the Investment Company
    Act of 1940.
(9) Company did not make principal payment upon scheduled maturity date;
    reorganization pending.
(10) This unit also contains 895,000 par of Drax Group Ltd., Class A-3, 9.1803%
     2020 and 895,000 shares of Drax Group Ltd. common stock.
(11) Scheduled interest payments not made; reorganization pending.
(12) Security did not produce income during the last 12 months.
(13) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the "Fund") as of September 30, 2004, and for the year then ended and have issued our report thereon dated November 9, 2004, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of September 30, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
November 9, 2004
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST



By
/s/ David C. Barclay
-------------------------------------------------------
David C. Barclay, President and PEO

Date: December 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By
/s/ David C. Barclay
--------------------------------------------------
David C. Barclay, President and PEO

Date: December 8, 2004


By
/s/ Susi M. Silverman
--------------------------------------------------
Susi M. Silverman, Treasurer and PFO

Date: December 8, 2004